                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-14363
                                                               File No. 811-5162

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   X
                                                                        -----

         Pre-Effective Amendment No.

         Post-Effective Amendment No. 35                                  X
                                      --                                -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           X
                                                                        -----

         Amendment No. 35
                       --
                        (Check appropriate box or boxes)

                           DELAWARE GROUP PREMIUM FUND
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            2005 Market Street, Philadelphia, Pennsylvania 19103-7094
-------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:     (215) 255-1255
                                                        --------------

                Richelle S. Maestro, Esquire, 2005 Market Street,
                      Philadelphia, Pennsylvania 19103-7094
-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                             May 1, 2002

It is proposed that this filing will become effective:

                    immediately upon filing pursuant to paragraph (b)
              ------
                    on (date) pursuant to paragraph (b)
              ------
                    60 days after filing pursuant to paragraph (a)(1)
              ------
                X   on May 1, 2002 pursuant to paragraph (a)(1)
              ------
                    75 days after filing pursuant to paragraph (a)(2)
              ------
                    on (date) pursuant to paragraph (a)(2) of Rule 485
              ------

If appropriate, check the following box:
              [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---

     This Post-Effective Amendment No. 35 to Registration File No. 33-14363 includes the following:

          1.     Facing Page

          2.     Contents Page

          3.     Part A - Prospectuses

          4.     Part B - Statement of Additional Information

          5.     Part C - Other Information

          6.     Signatures




     The Registrant's other Prospectuses have not been affected by this Amendment No. 35 to the Registration Statement and remain current until such time in the future that the Registrant deems their amendment necessary.

                           DELAWARE GROUP PREMIUM FUND
                        Technology and Innovation Series

                                 Standard Class

                 2005 Market Street, Philadelphia, PA 19103-7094


                                   Prospectus

                                   May 1, 2002

This Prospectus offers the Technology and Innovation Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

Overview                                                   page
Technology and Innovation Series

How we manage the Series                                   page
Our investment strategies
The securities we typically invest in
The risks of investing in the Series
Investment manager
Portfolio managers
Who's who?

Important information about the Series                     page
Share classes
Purchase and redemption of shares
Valuation of shares
Dividends, distributions and taxes

Financial highlights                                       page

Overview:  Technology and Innovation Series

What is the Series' goal? Technology and Innovation Series seeks to provide long-term capital growth. Although the Series will strive to meet its goal, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, the Series will invest at least 80% of its net assets in investments of companies that we believe are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology (the "80% policy"). We strive to identify companies that offer above-average opportunities for long-term price appreciation. The investments can be of any size or market capitalization, including securities of emerging or other growth-oriented companies.

The Series uses a bottom-up approach to stock selection that seeks companies that are market leaders, have strong product cycles, innovative concepts or may benefit from industry trends. We look at estimated growth rates, market capitalization and cash flows as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in investment prices. The Series will be highly concentrated in the industries that are poised to benefit from technology or from innovations that may indirectly benefit from technology. Therefore, the Series may be particularly sensitive to changes in the general market and economic conditions that affect those industries. Companies in the rapidly changing field of technology and in the fields that may benefit from innovation and technology often face special risks. For example, their products may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these investments is likely to be much more volatile than one with exposure to a greater variety of industries, especially in the short run.

In addition, the Series may invest in smaller companies that involve greater risk than other companies due to their size, narrow product lines, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience more volatile price fluctuations, especially over the short term.

Technology and Innovation Series is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risk.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.
o Investors seeking an investment primarily in common or ordinary stocks.
o Investors seeking exposure to the capital appreciation opportunities of companies believed to benefit from technological advances and improvements.

Who should not invest in the Series
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors unwilling to accept the risks of a non-diversified, more concentrated fund focusing on companies believed to benefit from technological advances and improvements.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in Technology and Innovation Series. We show returns for Standard Class of the Technology and Innovation Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Technology and Innovation Series)]

Year-by-year total return

---------------
 2001    ____%
---------------

During the period illustrated in this bar chart, the Class' highest quarterly return was _____% for the quarter ended _______________ and its lowest quarterly return was ____% for the quarter ended _______________.

                                                     Average annual returns for period ending 12/31/01

------------------------------------------------------------------------------------------------
                                   Technology and
                                 Innovation Series      S&P 500 Composite       NASDAQ Composite
                                    Standard Class      Stock Price Index                  Index
------------------------------------------------------------------------------------------------
1 year                                      _____%                 _____%                 _____%
------------------------------------------------------------------------------------------------
Lifetime (Inception 8/31/00)                _____%                 _____%                 _____%
------------------------------------------------------------------------------------------------

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index and the NASDAQ Composite Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System-traded foreign common stocks and ADRs. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

How we manage the Series

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. The following describes how the portfolio managers pursue the Series' investment goal.

We strive to identify companies of any size that offer above-average opportunities for long-term price appreciation. At least 80% of the Series' assets will be invested in common or ordinary stocks issued by companies that we believe are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology. In striving to identify such companies, we will evaluate a company's managerial skills, strategic focus, product development, position in its industry or relevant markets, and innovative concepts.

Some industries likely to be represented in the portfolio are:

o computer software and hardware;
o semiconductor, minicomputers and peripheral equipment;
o telecommunication, media and information services;
o environmental services, chemicals and synthetic materials;
o defense and commercial electronics;
o data storage and retrieval; and
o biotechnology, health care and medical supplies.

The Series uses a bottom-up approach to stock selection. We look at estimated growth rates, market capitalization and cash flows of individual companies as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Technology and Innovation Series uses the same investment strategy as Delaware Technology and Innovation Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds, the timing of investments and redemptions, and insurance contract fees.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

--------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                    How we use them
                                                                                 Technology and Innovation Series
--------------------------------------------------------------------------------------------------------------------------------
Common or ordinary stocks: Securities that represent shares of    We invest at least 80% of the Series' total assets in equity
ownership in a corporation. Stockholders participate in the       securities (including common or ordinary stocks and
corporation's profits and losses, proportionate to the number     convertible securities).  Generally, however, we invest 90%
of shares they own.  Stocks are often referred to as "equity      to 100% of net assets in or ordinary common or ordinary
securities" or "equities."                                        stock.  The Series may invest in common or ordinary stocks of any market capitalization.  Market capitalization is the
                                                                  measure of the size of a company, determined by multiplying the current market price of the common or ordinary stock by the number of shares held by shareholders.
--------------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts (ADRs):       Although the Series may invest up to 25% of its net assets in
Securities of foreign entities issued directly or, in the case    foreign securities, we have no present intention of doing
of ADRs, through a U.S. bank. ADRs represent a bank's holdings    so.  We may invest without limit in ADRs and will do so when
of a stated number of shares of a foreign corporation.  An ADR    we believe they offer greater value and greater appreciation
entitles the holder to all dividends and capital gains earned     potential than U.S. securities.
by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
--------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or corporate     The Series may invest in convertible securities and selects
bonds that can be exchanged for a set number of shares of         them on the basis of the common stock into which they can
common stock at a predetermined price.  Preferred stock has       be converted, not on the basis of the credit quality
preference over common stock in the payment of dividends and      ratings of the convertible securities.
liquidation of assets, and often pays dividends at a fixed
rate.  Corporate bonds are debt securities issued by a
corporation which typically make fixed periodic interest
payments and make full repayment on a specified maturity date.
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, the Series uses repurchase agreements as a
the Series, and seller of securities in which the seller agrees   short-term investment for the Series' cash position. In order
to buy the securities back within a specified time at the same    to enter into these repurchase agreements, the Series must
price the buyer paid for them, plus an amount equal to an         have collateral of at least 102% of the repurchase price. The
agreed upon interest rate. Repurchase agreements are often        Series may not have more than 10% of its assets in repurchase
viewed as equivalent to cash.                                     agreements with maturities of over seven days. The Series
                                                                  will only enter into repurchase agreements in which the
                                                                  collateral is comprised of U.S. government securities.
--------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose resale   We may invest in privately placed securities, including those
is restricted under securities law.                               that are eligible for resale only among certain institutional buyers without registration which are commonly known as "Rule
                                                                  144A Securities."  Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on
                                                                  illiquid securities, which is described below.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                    How we use them
                                                                                 Technology and Innovation Series
--------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or sell a   If we have stocks that appreciated in price, we may want to
security at an agreed upon price at a future date. The            protect those gains when we anticipate adverse conditions.
purchaser of an option may or may not choose to go through with   We might use options or futures to neutralize the effect of
the transaction.                                                  any price declines, without selling the security.  We might also use options or futures to gain exposure to a particular
Futures contracts are agreements for the purchase or sale of      market segment without purchasing individual securities in
securities at a specified price, on a specified date.  Unlike     that segment.  We might use this approach if we had excess
an option, a futures contract must be executed unless it is       cash that we wanted to invest quickly.
sold before the settlement date.
                                                                  We might use covered call options if we believe that doing so
Certain options and futures may be considered to be derivative    would help the Series to meet its investment objective.
securities.
                                                                  Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.
--------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          The Series may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at            illiquid securities.
approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.
--------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions of these securities as well as other securities in which the Series may invest.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in bonds, cash or cash equivalents. To the extent that the Series holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series bought and sold all of the securities in its portfolio once in the course of a year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following chart gives a brief description of the chief risks of investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------
                            Risks                                              How we strive to manage them
                                                                             Technology and Innovation Series
---------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term approach and focus on securities
securities in a certain market-like the stock or bond           that we believe can continue to provide returns over an
market-will decline in value because of factors such as         extended period of time regardless of interim market
economic conditions, future expectations or investor            fluctuations.  Generally, we do not try to predict overall
confidence.                                                     market movements or trade for short-term purposes.
---------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of        The Series will concentrate its investments in companies
securities in a particular industry or the value of an          that we believe will benefit from technological advances
individual stock or bond will decline because of changing       and innovation.  As a result, the value of Series shares
expectations for the performance of that industry or for the    can be expected to fluctuate in response to factors
individual company issuing the stock.                           affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in
                                                                a broader range of industries.  The Series may be more
                                                                susceptible to any single economic, political or
                                                                regulatory occurrence affecting these companies.

                                                                To seek to reduce these risks, we limit the amount of the
                                                                Series' assets invested in any one industry and we follow
                                                                a rigorous selection process before choosing securities
                                                                for the Series.
---------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly    The Series can invest in small or medium-sized companies
bonds with longer maturities, will decrease in value if         and we seek to address the potential interest rate risks
interest rates rise and increase in value if interest rates     associated with those holdings by analyzing each company's
fall. However, investments in equity securities issued by       financial situation and its cash flow to determine the
small and medium-sized companies, which often borrow money to   company's ability to finance future expansion and
finance operations, may also be adversely affected by rising    operations.  As appropriate, potential impact that rising
interest rates.                                                 interest rates might have on a stock is taken into
                                                                consideration before a stock is purchased.
---------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be         Currently, the Series intends to invest only a small
adversely affected by political instability, changes in         portion of its portfolio in ADRs.  If we were to purchase
currency exchange rates, foreign economic conditions or         foreign securities, they would often be denominated in
inadequate regulatory and accounting standards.                 U.S. dollars. We also tend to avoid markets where we
                                                                believe accounting principles or the regulatory structure
Several European countries began participating in the           are underdeveloped.
European Economic and Monetary Union, which has established a common currency for participating countries.  This currency
is commonly known as the "Euro."  The long-term consequences of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear.  The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
---------------------------------------------------------------------------------------------------------------------------
Company size risk is the risk that prices of small and          The Series seeks opportunities among companies of all
medium-sized companies may be more volatile than larger         sizes.  However, because the Series does not concentrate
companies because of limited financial resources or             specifically on small or medium-sized companies, this risk
dependence on narrow product lines.                             may be balanced by holdings of larger companies.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                            Risks                                              How we strive to manage them
                                                                             Technology and Innovation Series
---------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be     We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.
---------------------------------------------------------------------------------------------------------------------------
Non-diversified funds risk: Non-diversified funds have the      The Series is a non-diversified fund as defined by the
flexibility to invest as much as 50% of their assets in as      Investment Company Act of 1940.  We perform extensive
few as two issuers with no single issuer accounting for more    analysis on all securities, particularly those that
than 25% of the portfolio.  The remaining 50% of the            represent a larger percentage of portfolio assets.
portfolio must be diversified so that no more than 5% of a
fund's assets is invested in the securities of a single
issuer. Since a non-diversified fund may invest its assets in fewer issuers, the value of its shares may increase or
decrease more rapidly than if it were fully diversified
because changes in the price of any one portfolio security
may affect a larger portion of its overall assets.
---------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a fund may     We will not use futures and options for speculative
experience a significant loss if it employs an options or       reasons. We may use futures and options to protect gains
futures strategy related to a security or a market index and    in the portfolio without actually selling a security.  We
that security or index moves in the opposite direction from     may also use options and futures to quickly invest excess
what the portfolio manager anticipated.  Futures and options    cash so that the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
---------------------------------------------------------------------------------------------------------------------------

Investment manager
For its services to the Series, the manager was paid ___% of average daily net assets for the last fiscal year.

Portfolio managers
Jeffrey W. Hynoski has primary responsibility for making day-to-day investment decisions for Technology and Innovation Series. In making decisions for the Series, Mr. Hynoski regularly consults with Gerald S. Frey, Senior Portfolio Manager of the growth team.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth group, where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University. Mr. Hynoski has been managing the Series since its inception.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2001, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $____ billion in assets in the various institutional or separately managed (approximately $______________) and investment company ($______________) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers " for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler
Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

Important Information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Standard Class of the Series. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

------------------------------------------------------------------------------------------------
Technology and Innovation Series                                            Standard Class
                                                                --------------------------------
                                                                          Fiscal        Period
                                                                            year       8/31/00(1)
                                                                           ended       through
                                                                        12/31/01      12/31/00
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $_____      $10.000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Loss from investment operations:
------------------------------------------------------------------------------------------------
Net investment loss(2)                                                    (_____)      (0.001)
------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                           (_____)      (4.659)
                                                                                       -------
------------------------------------------------------------------------------------------------
Total from investment operations                                          (_____)      (4.660)
                                                                         -------       -------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $             $5.340
                                                                         ======        ======
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total return(3)                                                          (_____%)      (46.70%)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                  $_____        $1,334
------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                    ____%         0.84%(4)
------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
       prior to expense limitation and expenses paid indirectly            ____%         1.16%
------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                       (_____%)       (0.03%)
------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets
       prior to expense limitation and expenses paid indirectly          (_____%)       (0.35%)
------------------------------------------------------------------------------------------------
Portfolio turnover                                                         ____%          127%
------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.
(4) Ratio including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.88%.

DELAWARE GROUP PREMIUM FUND

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the SAI by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1 202 942-8090.


Investment Company Act File No. 811-5162

                           DELAWARE GROUP PREMIUM FUND
                        Technology and Innovation Series

                                  Service Class

                 2005 Market Street, Philadelphia, PA 19103-7094


                                   Prospectus

                                   May 1, 2002

This Prospectus offers the Technology and Innovation Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

Overview                                                       page
Technology and Innovation Series

How we manage the Series                                       page
Our investment strategies
The securities we typically invest in
The risks of investing in the Series
Investment manager
Portfolio managers
Who's who?

Important information about the Series                         page
Share classes
Purchase and redemption of shares
Valuation of shares
Dividends, distributions and taxes

Financial highlights                                           page

Overview:  Technology and Innovation Series

What is the Series' goal?
Technology and Innovation Series seeks to provide long-term capital growth. Although the Series will strive to meet its goal, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, the Series will invest at least 80% of its net assets in investments of companies that we believe are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology (the "80% policy"). We strive to identify companies that offer above-average opportunities for long-term price appreciation. The investments can be of any size or market capitalization, including securities of emerging or other growth-oriented companies.

The Series uses a bottom-up approach to stock selection that seeks companies that are market leaders, have strong product cycles, innovative concepts or may benefit from industry trends. We look at estimated growth rates, market capitalization and cash flows as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in investment prices. The Series will be highly concentrated in the industries that are poised to benefit from technology or from innovations that may indirectly benefit from technology. Therefore, the Series may be particularly sensitive to changes in the general market and economic conditions that affect those industries. Companies in the rapidly changing field of technology and in the fields that may benefit from innovation and technology often face special risks. For example, their products may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these investments is likely to be much more volatile than one with exposure to a greater variety of industries, especially in the short run.

In addition, the Series may invest in smaller companies that involve greater risk than other companies due to their size, narrow product lines, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience more volatile price fluctuations, especially over the short term.

Technology and Innovation Series is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risk.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.
o Investors seeking an investment primarily in common or ordinary stocks.
o Investors seeking exposure to the capital appreciation opportunities of companies believed to benefit from technological advances and improvements.

Who should not invest in the Series
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors unwilling to accept the risks of a non-diversified, more concentrated fund focusing on companies believed to benefit from technological advances and improvements.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in Technology and Innovation Series. We show returns for Service Class of the Technology and Innovation Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Technology and Innovation Series)]

Year-by-year total return

--------------
2001    ____%
--------------


During the period illustrated in this bar chart, the Class' highest quarterly return was _____% for the quarter ended _______________ and its lowest quarterly return was ____% for the quarter ended _______________.

                                                     Average annual returns for period ending 12/31/01

------------------------------------------------------------------------------------------------
                                    Technology and
                                 Innovation Series      S&P 500 Composite       NASDAQ Composite
                                     Service Class      Stock Price Index                  Index
------------------------------------------------------------------------------------------------
1 year                                      _____%                 _____%                 _____%
------------------------------------------------------------------------------------------------
Lifetime (Inception 8/31/00)                _____%                 _____%                 _____%
------------------------------------------------------------------------------------------------

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index and the NASDAQ Composite Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System-traded foreign common stocks and ADRs. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

How we manage the Series

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. The following describes how the portfolio managers pursue the Series' investment goal.

We strive to identify companies of any size that offer above-average opportunities for long-term price appreciation. At least 80% of the Series' assets will be invested in common or ordinary stocks issued by companies that we believe are poised to benefit from the development, advancement and use of technology or from innovations that may indirectly benefit from technology. In striving to identify such companies, we will evaluate a company's managerial skills, strategic focus, product development, position in its industry or relevant markets, and innovative concepts.

Some industries likely to be represented in the portfolio are:

o computer software and hardware;
o semiconductor, minicomputers and peripheral equipment;
o telecommunication, media and information services;
o environmental services, chemicals and synthetic materials;
o defense and commercial electronics;
o data storage and retrieval; and
o biotechnology, health care and medical supplies.

The Series uses a bottom-up approach to stock selection. We look at estimated growth rates, market capitalization and cash flows of individual companies as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Technology and Innovation Series uses the same investment strategy as Delaware Technology and Innovation Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds, the timing of investments and redemptions, and insurance contract fees.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

---------------------------------------------------------------------------------------------------------------------
                        Securities                                               How we use them
                                                                         Technology and Innovation Series
---------------------------------------------------------------------------------------------------------------------
Common or ordinary stocks: Securities that represent         We invest at least 80% of the Series' total assets in
shares of ownership in a corporation. Stockholders           equity securities (including common or ordinary stocks
participate in the corporation's profits and losses,         and convertible securities). Generally, however, we
proportionate to the number of shares they own. Stocks are   invest 90% to 100% of net assets in common or ordinary
often referred to as "equity securities" or "equities."      stock. The Series may invest in common or ordinary
                                                             stocks of any market capitalization. Market
                                                             capitalization is the measure of the size of a company,
                                                             determined by multiplying the current market price of
                                                             the common or ordinary stock by the number of shares
                                                             held by shareholders.
---------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts          Although the Series may invest up to 25% of its net
(ADRs): Securities of foreign entities issued directly or,   assets in foreign securities, we have no present
in the case of ADRs, through a U.S. bank. ADRs represent a   intention of doing so. We may invest without limit in
bank's holdings of a stated number of shares of a foreign    ADRs and will do so when we believe they offer greater
corporation. An ADR entitles the holder to all dividends     value and greater appreciation potential than U.S.
and capital gains earned by the underlying foreign shares.   securities.
ADRs are bought and sold the same as U.S. securities.
---------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or          The Series may invest in convertible securities and
corporate bonds that can be exchanged for a set number of    selects them on the basis of the common stock into
shares of common stock at a predetermined price. Preferred   which they can be converted, not on the basis of the
stock has preference over common stock in the payment of     credit quality ratings of the convertible securities.
dividends and liquidation of assets, and often pays
dividends at a fixed rate. Corporate bonds are debt
securities issued by a corporation which typically make
fixed periodic interest payments and make full repayment
on a specified maturity date.
---------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such    Typically, the Series uses repurchase agreements as a
as the Series, and seller of securities in which the         short-term investment for the Series' cash position. In
seller agrees to buy the securities back within a            order to enter into these repurchase agreements, the
specified time at the same price the buyer paid for them,    Series must have collateral of at least 102% of the
plus an amount equal to an agreed upon interest rate.        repurchase price. The Series may not have more than 10%
Repurchase agreements are often viewed as equivalent to      of its assets in repurchase agreements with maturities
cash.                                                        of over seven days. The Series will only enter into
                                                             repurchase agreements in which the collateral is
                                                             comprised of U.S. government securities.
---------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose     We may invest in privately placed securities, including
resale is restricted under securities law.                   those that are eligible for resale only among certain
                                                             institutional buyers without registration which are
                                                             commonly known as "Rule 144A Securities."  Restricted
                                                             securities that are determined to be illiquid may not
                                                             exceed the Series' 15% limit on illiquid securities,
                                                             which is described below.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                        Securities                                               How we use them
                                                                         Technology and Innovation Series
---------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or     If we have stocks that appreciated in price, we may
sell a security at an agreed upon price at a future date.    want to protect those gains when we anticipate adverse
The purchaser of an option may or may not choose to go       conditions. We might use options or futures to
through with the transaction.                                neutralize the effect of any price declines, without
                                                             selling the security. We might also use options or
Futures contracts are agreements for the purchase or sale    futures to gain exposure to a particular market segment
of securities at a specified price, on a specified date.     without purchasing individual securities in that
Unlike an option, a futures contract must be executed        segment. We might use this approach if we had excess
unless it is sold before the settlement date.                cash that we wanted to invest quickly.

Certain options and futures may be considered to be          We might use covered call options if we believe that
derivative securities.                                       doing so would help the Series to meet its investment
                                                             objective.

                                                             Use of these strategies can increase the operating
                                                             costs of the Series and can lead to loss of principal.
---------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready     The Series may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at       illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
---------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions of these securities as well as other securities in which the Series may invest.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions In response to unfavorable market conditions, the Series may make temporary investments in bonds, cash or cash equivalents. To the extent that the Series holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series bought and sold all of the securities in its portfolio once in the course of a year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following chart gives a brief description of the chief risks of investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------
                           Risks                                           How we strive to manage them
                                                                         Technology and Innovation Series
---------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the        We maintain a long-term approach and focus on
securities in a certain market-like the stock or bond        securities that we believe can continue to provide
market-will decline in value because of factors such as      returns over an extended period of time regardless of
economic conditions, future expectations or investor         interim market fluctuations. Generally, we do not try
confidence.                                                  to predict overall market movements or trade for
                                                             short-term purposes.
---------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of     The Series will concentrate its investments in
securities in a particular industry or the value of an       companies that we believe will benefit from
individual stock or bond will decline because of changing    technological advances and innovation. As a result, the
expectations for the performance of that industry or for     value of Series shares can be expected to fluctuate in
the individual company issuing the stock.                    response to factors affecting the industries in which
                                                             these companies operate, and may fluctuate more widely
                                                             than a fund that invests in a broader range of
                                                             industries. The Series may be more susceptible to any
                                                             single economic, political or regulatory occurrence
                                                             affecting these companies.

                                                             To seek to reduce these risks, we limit the amount of
                                                             the Series' assets invested in any one industry and we
                                                             follow a rigorous selection process before choosing
                                                             securities for the Series.
---------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities,              The Series can invest in small or medium-sized
particularly bonds with longer maturities, will decrease     companies and we seek to address the potential interest
in value if interest rates rise and increase in value if     rate risks associated with those holdings by analyzing
interest rates fall. However, investments in equity          each company's financial situation and its cash flow to
securities issued by small and medium-sized companies,       determine the company's ability to finance future
which often borrow money to finance operations, may also     expansion and operations. As appropriate, potential
be adversely affected by rising interest rates.              impact that rising interest rates might have on a stock
                                                             is taken into consideration before a stock is purchased.
---------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be      Currently, the Series intends to invest only a small
adversely affected by political instability, changes in      portion of its portfolio in ADRs. If we were to
currency exchange rates, foreign economic conditions or      purchase foreign securities, they would often be
inadequate regulatory and accounting standards.              denominated in U.S. dollars. We also tend to avoid
                                                             markets where we believe accounting principles or the
Several European countries began participating in the        regulatory structure are underdeveloped.
European Economic and Monetary Union, which has
established a common currency for participating
countries.  This currency is commonly known as the
"Euro."  The long-term consequences of the Euro conversion
for foreign exchange rates, interest rates and the value
of European securities in which the Series may invest are
unclear.  The consequences may adversely affect the value
and/or increase the volatility of securities held by the
Series.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                           Risks                                           How we strive to manage them
                                                                         Technology and Innovation Series
---------------------------------------------------------------------------------------------------------------------
Company size risk is the risk that prices of small and       The Series seeks opportunities among companies of all
medium-sized companies may be more volatile than larger      sizes. However, because the Series does not concentrate
companies because of limited financial resources or          specifically on small or medium-sized companies, this
dependence on narrow product lines.                          risk may be balanced by holdings of larger companies.
---------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot     We limit exposure to illiquid securities.
be readily sold within seven days at approximately the
price that a fund values them.
---------------------------------------------------------------------------------------------------------------------
Non-diversified funds risk: Non-diversified funds have the   The Series is a non-diversified fund as defined by the
flexibility to invest as much as 50% of their assets in as   Investment Company Act of 1940. We perform extensive
few as two issuers with no single issuer accounting for      analysis on all securities, particularly those that
more than 25% of the portfolio. The remaining 50% of the     represent a larger percentage of portfolio assets.
portfolio must be diversified so that no more than 5% of a
fund's assets is invested in the securities of a single
issuer. Since a non-diversified fund may invest its assets
in fewer issuers, the value of its shares may increase or
decrease more rapidly than if it were fully diversified
because changes in the price of any one portfolio security
may affect a larger portion of its overall assets.
---------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a fund      We will not use futures and options for speculative
may experience a significant loss if it employs an options   reasons. We may use futures and options to protect
or futures strategy related to a security or a market        gains in the portfolio without actually selling a
index and that security or index moves in the opposite       security. We may also use options and futures to
direction from what the portfolio manager anticipated.       quickly invest excess cash so that the portfolio is
Futures and options also involve additional expenses,        generally fully invested.
which could reduce any benefit or increase any loss to a
fund from using the strategy.
---------------------------------------------------------------------------------------------------------------------

Investment manager
For its services tot he Series, the manager was paid ___% of average daily net assets for the last fiscal year.

Portfolio managers
Jeffrey W. Hynoski has primary responsibility for making day-to-day investment decisions for Technology and Innovation Series. In making decisions for the Series, Mr. Hynoski regularly consults with Gerald S. Frey, Senior Portfolio Manager of the growth team.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth group, where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University. Mr. Hynoski has been managing the Series since its inception.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094.

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2001, Delaware Management Company and its affiliates within Delaware Investments were supervising in the aggregate more than $____ billion in assets in the various institutional or separately managed (approximately $______________) and investment company ($______________) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

Portfolio managers
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor
Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler
Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
The JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

Important Information about the Series

Share classes
The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See "Valuation of shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Financial highlights

The financial highlights table is intended to help you understand the financial performance of Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

--------------------------------------------------------------------------------------------------------------
                                                                                         Service Class
                                                                                   --------------------------
                                                                                      Fiscal       Period
Technology and Innovation Series                                                       year        8/31/00(1)
                                                                                       ended       through
                                                                                     12/31/01     12/31/00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $______       $10.000
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Loss from investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                                                (______)      (0.005)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                                       (______)      (4.655)
                                                                                                     -------
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                      (______)      (4.660)
                                                                                       -------      -------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $             $5.340
                                                                                       =======       =====
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Total return(3)                                                                       (______%)     (46.70%)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                               $______           $3
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                ______%        0.99%(4)
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense limitation and expenses       ______%        1.31%
     paid indirectly
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                                    (_____%)       (0.18%)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets prior to expense limitation        (_____%)
     and expenses paid indirectly                                                                    (0.50%)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                     _____%          127%
-------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.
(4) Ratio including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.03%.

DELAWARE GROUP PREMIUM FUND

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1 202 942-8090.



Investment Company Act File No. 811-5162

                                          --------------------------------------
INVESTMENT MANAGERS
Delaware Management Company
2005 Market Street                        DELAWARE GROUP PREMIUM FUND
Philadelphia, PA  19103-7094

Delaware International Advisers Ltd.      --------------------------------------
Third Floor
80 Cheapside
London, England  EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA  19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                       PART B
AND TRANSFER AGENT
Delaware Service Company, Inc.            STATEMENT OF ADDITIONAL INFORMATION
2005 Market Street                        --------------------------------------
Philadelphia, PA  19103-7094

LEGAL COUNSEL                             MAY 1, 2002
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA  19103-7094

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA  19103-7055

CUSTODIAN                                 Delaware
JPMorgan Chase Bank                       Investments(SM)
4 Chase Metrotech Center                  ------------------------------------
Brooklyn, NY  11245                       A member of Lincoln Financial Group(R)

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2002

                           DELAWARE GROUP PREMIUM FUND
                               2005 Market Street

                           Philadelphia, PA 19103-7094

         Delaware Group Premium Fund ("Premium Fund" or the "Trust") is a diversified, open-end management investment company that is intended to meet a wide range of investment objectives through its separate Portfolios ("Series"). Each Series is a separate fund issuing its own shares. Each Series offers Standard Class shares and Service Class shares.

         The shares of the Trust are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the Registration Statement) supplements the information contained in the current Prospectuses of the Trust, dated May 1, 2002, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Trust. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Trust's Prospectuses. The Trust's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, PA 19103-7094. The Trust's financial statements and the notes relating thereto, the financial highlights, and the report of independent auditors all are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS                         Page                                                      Page

Investment Objectives and Policies                     Taxes
Accounting and Tax Issues                  34          Investment Management Agreements and          56
                                                              Sub-Advisory Agreements                64
Performance Information
Trading Practices and Brokerage            38          Officers and Trustees                         79
Offering Price                             48          General Information
Dividends and Realized Securities                      Financial Statements
       Profits Distributions               54
                                                       Appendix A--Description of Ratings            81

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.

         Balanced Series (formerly Delaware Balanced Series) seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. This Series has the same objective and investment disciplines as Delaware Balanced Fund, a separate fund in the Delaware Investments family.

         Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

         Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family.

         Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 80% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. government securities, non-convertible fixed income securities and money market securities.

         Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency. This Series has the same objective and investment disciplines as Delaware Devon Fund, a separate fund in the Delaware Investments family.

         Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity series of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 80% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family.

         Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 80% of the Series' assets are invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Delaware Global Bond Fund, a separate fund in the Delaware Investments family.

         Growth and Income Series seeks capital appreciation with current income as a secondary objective. The Series invests generally, but not exclusively, in common stocks of large, well-established companies, and income-producing securities convertible into common stocks, consistent with the Series' objective. This Series has the same objective and investment disciplines as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family.

         Growth Opportunities Series (formerly DelCap Series) seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. The Series invests in common stocks and other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective. This Series has the same objective and investment disciplines as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family.

         High Yield Series (formerly Delchester Series) seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds.

         International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as Delaware International Equity Fund, a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

         REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objective by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as Delaware REIT Fund, a separate fund in the Delaware Investments family.

         Select Growth Series (formerly Aggressive Growth Series) seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Delaware Select Growth Fund, a separate fund in the Delaware Investments family.

         Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family.

         Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family.

         Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Delaware Strategic Income Fund, a separate fund in the Delaware Investments family.

         Technology and Innovation Series seeks to provide long-term capital growth by investing primarily in investments that the investment manager believes will benefit from technological advances and innovations. This Series has the same objective and investment disciplines as Delaware Technology and Innovation Fund, a separate fund in the Delaware Investments family.

         Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Delaware Trend Fund, a separate fund in the Delaware Investments family.

         U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its investment objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. This Series has the same objective and investment disciplines as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions -- The Trust has adopted the following restrictions for each Series, which cannot be changed without approval by the holders of a "majority" of the respective Series' outstanding shares, which is a vote by the holders of the lesser of (a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

         Each Series may not:

         1. With respect to each Series, except the REIT Series and the Technology and Innovation Series, make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The REIT Series will concentrate its investments in the real estate industry. The REIT Series otherwise may not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Technology and Innovation Series may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings. In addition, the Cash Reserve Series may concentrate its investments in bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Series from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-fundamental Investment Restrictions - - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series' purchases securities.

         1. The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Series may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if the shares of such Series are invested in by a fund that operates as a "fund of funds."

         2. A Series may not invest more than 15% (in the case of Convertible Securities, High Yield, REIT, Select Growth, Technology and Innovation, and U.S. Growth Series) or 10% (in the case of Balanced Series, Capital Reserves Series, Cash Reserve Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, International Equity Series, REIT Series, Small Cap Value Series, Social Awareness Series, and Strategic Income Series) of respective net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment. In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Convertible Securities, High Yield, REIT, Select Growth, Technology and Innovation and U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities).

         Balanced, Capital Reserves, Cash Reserve, Global Bond, Growth and Income, Growth Opportunities, International Equity, Small Cap Value and Trend Series may not:
         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of Growth Opportunities, International Equity, Small Cap Value and Trend Series, and to only 50% of the assets of Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by International Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit a Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit Balanced, Capital Reserves, Growth Opportunities, International Equity, Small Cap Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% (25% in the case of Growth Opportunities Series) of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans, and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This investment restriction shall not apply to the Growth Opportunities, Small Cap Value and Trend Series.

         11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the 1933 Act.

         13. Invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to International Equity Series.

         14. The Cash Reserve Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Trust has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Trust shares, each Series will not borrow money in excess of 25% of the value of its net assets.

         In addition, the Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

         Convertible Securities, Devon, Emerging Markets, Social Awareness and Strategic Income Series may not:

         1. Each such Series, other than Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

High Yield Series may not:

         1. Invest in any company for the purpose of exercising control or management.

         2. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         3. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Series' assets. Any such purchase shall be at the customary brokerage commission.

         4. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         5. Purchase securities on margin, make short sales of securities or maintain a net short position (except that the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets. The Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Series' investment objective and policies are considered loans and except that the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for its use relating to short sales or other security transactions.

         10. Invest more than 25% of its total assets in any particular industry, except that the Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         11. Act as an underwriter of securities of other issuers, except that the Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Series might be deemed to be an underwriter for the purposes of 1933 Act.

The REIT Series may not:
         1. The Series will concentrate its investments in the real estate industry. The Series may not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; and provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         7. Invest for the purpose of acquiring control of any company.

         8. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the 1940 Act in effect at the time of the investment.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

Equity Securities
         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the net asset value of the Series to fluctuate.

Money Market Instruments
         Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to U.S. branches of foreign banks which are subject to the same regulations as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Trustees without shareholder approval.

         Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA or better by S&P or Aa or better by Moody's. Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

Additional Information on the Cash Reserve Series
         Cash Reserve Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments above and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Trustees determines present minimal credit risks and are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         Although the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce, but does not guarantee, a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for the effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

Average Weighted Maturity
         Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Asset-Backed Securities
         Balanced, Capital Reserves, Cash Reserve, Devon and Strategic Income Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms) or other loans or financial receivables currently available or which may be developed in the future. For Balanced, Capital Reserves, Devon and Strategic Income Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities, but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Mortgage-Backed Securities
         Balanced, Capital Reserves, Devon, REIT and Strategic Income Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         Balanced, Capital Reserves, Devon and Strategic Income Series each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

REITs
         REIT Series primarily invests in, and the Balanced, Devon, Strategic Income and Technology and Innovation Series may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

         The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Convertible, Debt and Non-Traditional Equity Securities
         In addition to Convertible Securities Series, Balanced, Devon, Emerging Markets, REIT, Select Growth, Social Awareness, Strategic Income, Technology and Innovation and U.S. Growth Series also may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities rank ahead of common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities typically rank behind non-convertible securities of the same issuer. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege). When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors also may have an effect on the convertible security's value. Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

         A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege. Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

         Common stock acquired upon conversion of a convertible security will generally be held for so long as the investment manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market, as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured, and their earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and therefore may be unable to repay debt at maturity by refinancing.

         These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         These Series also may invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they automatically convert to either cash or a specified number of shares of common stock. An investment in such securities may involve additional risks. Unlike conventional convertible securities, enhanced convertible securities do not usually have a fixed maturity (par) value. Rather, such securities generally provide only for a mandatory conversion into cash or common stock. As a result, a Series risks loss of principal if the cash received, or the price of the underlying common stock at the time of conversion, is less than the price paid for the enhanced convertible security. Such securities may be more or less liquid than conventional convertible securities or non-convertible debt securities.

Private Placements
         Private placement securities are securities which have not been registered with the SEC and which are usually only sold to large, institutional investors. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. Adverse conditions in the public securities markets may preclude a public offering of an issuer's securities. An issuer often is willing to provide more attractive features in securities issued privately because it has avoided the expense and delay involved in a public offering. Private placements of debt securities have frequently resulted in higher yields and restrictive covenants that provide greater protection for the purchaser, such as longer call or refunding protection than would typically be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer's stock.

         What portion of Convertible Securities Series' portfolio is invested in convertible securities purchased in private placements depends upon the relative attractiveness of those securities compared to convertible securities which are publicly offered. Ordinarily, the Series expects that 50% of its portfolio may be invested in convertible securities purchased in private placements, but the percentage may be substantially greater or less than 50%, depending upon prevailing market conditions.

         Convertible Securities Series anticipates that substantially all of the private placements it purchases will be subject to Rule 144A under the 1933 Act and therefore, may be traded freely among qualified institutional buyers. Subject to procedures approved by the Series' Board of Trustees, Rule 144A securities may be treated as liquid and therefore not subject to the Series' 15% limitation on illiquid securities. The private placements the Series purchases will typically include registration rights for the convertible security and the underlying common stock. This requires the underlying common stock to be registered with the SEC, generally filed within one year of the private placement, consequently allowing the Series to trade the underlying common stock upon conversion. Such trading may be subject to certain contractual or legal restrictions.

Zero Coupon Bonds and Pay-In-Kind Bonds
         Convertible Securities, Global Bond, REIT and Strategic Income Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

         Strategic Income Series may invest in pay-in-kind ("PIK") bonds. PIK bonds pay interest through the issuance to holders of additional securities. PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences similar to zero coupon bonds which could, under certain circumstances, be adverse to the Series. Investments in zero coupon or PIK bonds would require the Series to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Series may be required to sell securities in its portfolio that it otherwise might have continued to hold or borrow. These rules could effect the amount, timing and tax character of income distributed to you by the Series.

Interest Rate and Index Swaps
         Balanced, Capital Reserves and Strategic Income Series may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. Global Bond Series may invest in interest rate swaps to the extent consistent with its respective investment objectives and strategies. A Series will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Series is otherwise eligible to invest, subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The investment manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         Balanced, Capital Reserves and Strategic Income Series also may engage in index swaps, called total return swaps. In an index swap, a Series may enter into a contract with a counterparty in which the counterparty will make payments to the Series based on the positive returns of an index, such as a corporate bond index, in return for the Trust paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Series is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

         Swap transactions provide several benefits to the Series. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.

         If a Series wishes to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Series could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Series will now be six months. In effect, a Series has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Series may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Series could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Series gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Series to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Series' potential loss is the net amount of payments the Series is contractually entitled to receive for one payment period (if any - the Series could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Series will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Series would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Series thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Series to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Series.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Series will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Series' investment manager. In addition, the investment manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Series which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Series might theoretically be required to pay in a swap transaction.

         In order to ensure that a Series will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Series will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Series. Similarly, the extent to which the Series may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         A Series will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Series' payment obligations over its entitled payments with respect to each swap contract. To the extent that the Series is obligated by a swap to pay a fixed or variable interest rate, the Series may segregate securities that are expected to generate income sufficient to meet the Series' net payment obligations. For example, if a Series holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well-developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer typically will not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Series will therefore treat all swaps as subject to its limitation on illiquid investments. For purposes of calculating these percentage limitations, a Series will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M of the Code.

When-Issued, "When, As and If Issued" and Delayed Delivery Securities and Forward Commitments
         Consistent with their respective objectives, the Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. A Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

         Although the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Liquidity and Rule 144A Securities
         In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Convertible Securities, High Yield, REIT, Select Growth, Technology and Innovation, and U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities). For Balanced, Capital Reserves, Cash Reserve, Devon, Growth and Income, Growth Opportunities, and Social Awareness Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A of the 1933 Act ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to Convertible Securities, Emerging Markets, Global Bond, High Yield, International Equity, REIT, Select Growth, Small Cap Value, Strategic Income, Technology and Innovation, Trend and U.S. Growth Series, and subject to the following paragraphs, this policy shall not limit the acquisition of Rule 144A Securities. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

         While maintaining oversight, the Board of Trustees has delegated to the Series' investment managers the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Convertible Securities, High Yield, REIT, Select Growth, Technology and Innovation and U.S. Growth Series). The Board has instructed the investment managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the respective investment manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Convertible Securities, High Yield, REIT, Select Growth, Technology and Innovation and U.S. Growth Series), the respective investment manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Repurchase Agreements
         Each Series may, from time to time, enter into repurchase agreement transactions which are at least 102% collateralized by U.S. government securities, except that the Emerging Markets, Global Bond and International Equity Series may accept as collateral any securities in which such Series may invest. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, a Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. Each Series considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act ("Order") to allow the funds in the Delaware Investments family to jointly invest cash balances. Each Series of the Trust (other than Emerging Markets, Global Bond and International Equity Series) may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each Series, except for Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Series' respective investment managers that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Trust from the borrower; (2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; (3) the Series must be able to terminate the loan after notice, at any time; (4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (5) the Series may pay reasonable custodian fees in connection with the loan; (6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment managers, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution, and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment managers.

Foreign Securities
         To the extent that each Series is authorized and intends to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those described in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         Dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "non-equity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options generally are not subject to the special currency rules if they are, or would be, treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

         Supranational Entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Bank for Reconstruction and Development, the European Investment Bank, the Inter-American Development Bank, the Export-Import Banks, the Nordic Investment Bank and the Asian Development Bank.

         Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International Advisers Ltd., the investment manager to some of Series, does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Depositary Receipts. Each Series (other than Cash Reserve Series) may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

Foreign Currency Transactions
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

Futures Contracts and Options on Futures Contracts
         Futures Contracts--Each of Balanced, Capital Reserves, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Strategic Income, Technology and Innovation, Trend and U.S. Growth Series may enter into futures contracts relating to securities, securities indices (stocks and stock indices, in the case of Balanced and Growth Opportunities Series) or interest rates (except in the case of Growth Opportunities Series). In addition, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, Social Awareness, Strategic Income, Technology and Innovation and Trend Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         Convertible Securities, Emerging Markets, Global Bond, International Equity, Strategic Income, and Technology and Innovation Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of Convertible Securities, Emerging Markets, Global Bond, International Equity, Strategic Income, and Technology and Innovation Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of Convertible Securities, Emerging Markets, Global Bond, International Equity, Strategic Income, and Technology and Innovation Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         Options on Futures Contracts--Each of Balanced, Capital Reserves, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Small Cap Value, Select Growth, Social Awareness, Strategic Income, Technology and Innovation, Trend, and U.S. Growth Series may purchase and write options on the types of futures contracts in which each Series may invest.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

Options on Foreign Currencies
         Convertible Securities, Emerging Markets, Global Bond, International Equity, REIT, Strategic Income, Technology and Innovation and U.S. Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held is (a) equal to less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

Options
         Each Series, except for Cash Reserve Series, may write call options and purchase put options on a covered basis only. Convertible Securities, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Technology and Innovation and U.S. Growth Series also may purchase call options. These Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed. Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Social Awareness, Technology and Innovation and U.S. Growth Series also may invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. Certain over-the-counter options may be illiquid. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions, which may have an adverse impact on a Series' ability to effectively hedge its securities. Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Social Awareness, Technology and Innovation and U.S. Growth Series will only enter into such options to the extent consistent with their respective limitations on investments in illiquid securities.

         A. Covered Call Writing--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. Purchasing Call Options--Balanced, Capital Reserves, Convertible Securities, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Technology and Innovation and U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series.

         D. Options on Stock Indices -- Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Technology and Innovation, Trend, and U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. Balanced Series may also sell a put option purchased on stock indices. Convertible Securities, Devon, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Social Awareness, Technology and Innovation and U.S. Growth Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Technology and Innovation, Trend, and U.S. Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         A Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since a Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Series' ability to effectively hedge its securities. A Series will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. Writing Covered Puts--Balanced, Capital Reserves, Convertible Securities, REIT, Select Growth, Technology and Innovation and U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.

         F. Closing Transactions-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

Investment Company Securities
         Any investments that International Equity, Strategic Income, Emerging Markets, Select Growth and Social Awareness Series make in either closed-end or open-end investment companies (in the case of Emerging Markets, Select Growth and Social Awareness Series) would be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of its total assets in the shares of any one investment company; nor (3) invest more than 10% of its total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to Emerging Markets and Social Awareness Series' investments in unregistered investment companies.

Securities of Companies in the Financial Services Industry
         Certain provisions of the federal securities laws permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other securities the Series may purchase.

         Technology and Innovation Series may also purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Series' total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, the Series may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, the Series may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

         In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, including the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

         The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.

Unseasoned Companies
         Social Awareness Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Social Criteria
         As a matter of non-fundamental policy, Social Awareness Series adheres to a "Social Criteria." Delaware Management Company ("Delaware Management"), the Series' investment manager, will utilize the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. ("KLD") in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to the Social Criteria, or other factors, selected by KLD. The social screening undergoes continual refinement and modification.

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
         Pursuant to the Social Criteria presently in effect, Social Awareness Series will not knowingly invest in or hold securities of companies which engage in:

         1. Activities which result or are likely to result in damage to the natural environment;

         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

         3.       The manufacture of, or contracting for, military weapons;

         4.       The liquor, tobacco or gambling industries; or

         5.       Animal testing for cosmetic or personal care products.

         Because of its Social Criteria, Social Awareness Series may not be able to take the same advantage of certain investment opportunities as do Series which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by Social Awareness Series according to its objective and policies described in the Prospectus.

         Social Awareness Series will commence the orderly sale of securities of a company when it is determined by Delaware Management that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Delaware Management's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

Lower-Rated Debt Securities
         Convertible Securities, Emerging Markets, High Yield, Strategic Income, and U.S. Growth Series may purchase high yield, high risk securities, commonly known as "junk bonds." These securities are rated lower than BBB by S&P or Baa by Moody's and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings.

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Series to value its portfolio securities and the Series' ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the investment manager's, and/or sub-advisor's, research and credit analysis is an integral part of managing any securities of this type held by the Series. In considering investments for the Series, the investment manager, and/or sub-advisor, will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment manager's, and/or sub-advisor's, analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         A Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage Dollar Rolls
         U.S. Growth Series may enter into mortgage "dollar rolls" in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Series of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Trust to buy a security. If the broker/dealer to whom the Series sells the security becomes insolvent, the Series' right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Series is required to repurchase may be worth less than the security that the Series originally held, and the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs. The Series will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Combined Transactions
         U.S. Growth Series may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment manager, it is in the best interests of the Series to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
         U.S. Growth Series may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         U.S. Growth Series will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Series believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Series will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment manager. If there is a default by the counterparty, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         U.S. Growth Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Reverse Repurchase Agreements
         U.S. Growth Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Series and its agreement to repurchase the security at a specified time and price. The Series will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Series; accordingly, the Series will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Series creates leverage which increases the Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions
         U.S. Growth Series may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one-fourth of its total assets. The Series will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Series' aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which U.S. Growth Series may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The Series will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Series and the issuer, they are not normally traded. Even though no secondary market in the notes exists, the Series may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Series will be determined by the Series' investment manager under guidelines established by the Series' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Series' investment policies. In making such determinations, the investment manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Series, the Series may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Series to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Series could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Series' total assets only if such notes are subject to a demand feature that will permit the Series to demand payment of the principal within seven days after demand by the Series. If not rated, such instruments must be found by the Series' investment manager under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. See Appendix A for a description of the rating symbols of S&P and Moody's. The Series may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Concentration
         In applying a Series' fundamental policy concerning concentration, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         Options on Certain Stock Indices--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Technology and Innovation, Trend, and U.S. Growth Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Other Tax Requirements--Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Series generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Series as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Series will be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets or 10% of the outstanding voting securities of the issuer;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each Series also intends to diversify its investments so that (i) no more than 55% of a Series' assets is represented by any one investment; (ii) no more than 70% of a Series' assets is represented by any two investments; (iii) no more than 80% of a Series' assets is represented by any three investments; and (iv) no more than 90% of a Series' assets is represented by any four investments.

         The Code requires each Series to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31, and 100% of any undistributed amounts in the prior year, by December 31 of each year in order to avoid federal excise tax. Each Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes. Federal excise tax will not apply to a Series in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

         When a Series holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Series (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions," a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution.

         The Series may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Series' income dividends paid by the Series.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Series. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed will be treated as ordinary income, and any losses will reduce a Series' ordinary income otherwise available for distribution. This treatment could increase or decrease a Series' ordinary income distributions, and may cause some or all of a Series' previously distributed income to be classified as a return of capital.

         Investment in Passive Foreign Investment Company Securities--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions that are treated as ordinary dividends rather than long-term capital gain dividends.

         The Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of Capital Reserves, Global Bond, High Yield and Strategic Income Series and, in addition, the effective compounded yield of Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Capital Reserves and Cash Reserve Series are declared daily from net investment income, dividends for Global Bond Series are declared quarterly and dividends for High Yield and Strategic Income Series are declared annually. Yield will fluctuate as income earned fluctuates. On May 1, 2000, the Delchester Series' name was changed to High Yield Series and its investment objective changed from high current income to total return and, as a secondary objective, high current income.

         The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in this section is the performance of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee.

         From time to time, the Trust may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-year period, five-year period and ten-year period or lifetime period, if applicable. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                      n
                                P(1+T) = ERV

        Where:     P  =    a hypothetical initial purchase order of $1,000;

                   T  =    average annual total return;

                   n  =    number of years;

                 ERV  =    redeemable value of the hypothetical $1,000
                           purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations through December 31, 2001. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance. The average annual total return performance is the performance of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

                                                Average Annual Total Return
        ----------------------------------------------------------------------------------------------
                                                  3 years       5 years     10 years
                                 1 year ended      ended         ended        ended
                Series*            12/31/01      12/31/01      12/31/01     12/31/01   Life of Fund
        ----------------------------------------------------------------------------------------------
        Balanced
        (Inception 7/28/88)          0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Capital Reserves
        (Inception 7/28/88)          0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Cash Reserve
        (Inception 7/28/88)          0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Convertible Securities
        (Inception 5/1/97)           0.00%         0.00%        _0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Devon
        (Inception 5/1/97)           0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Emerging Markets
        (Inception 5/1/97)           0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Global Bond
        (Inception 5/2/96)           0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Growth and Income
        (Inception 7/28/88)          0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Growth Opportunities
        (Inception 7/12/91)          0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        High Yield
        (Inception 7/28/88)          0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        International Equity
        (Inception 10/29/92)         0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        REIT Series
        (Inception 5/4/98)           0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Select Growth
        (Inception 5/3/99)           0.00%         0.00%         0.00%      0.00%          0.00%
        ----------------------------------------------------------------------------------------------
        Small Cap Value
        (Inception 12/27/93)         0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Social Awareness
        (Inception 5/1/97)           0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Strategic Income
        (Inception 5/1/97)           0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Technology and
        Innovation
        (Inception 8/31/00)          0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        Trend
        (Inception 12/27/93)         0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------
        U.S. Growth
        (Inception 11/15/99)         0.00%         0.00%         0.00%      0.00%           0.00%
        ----------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Capital Reserves, Global Bond, High Yield and Strategic Income Series may also quote current yield, calculated as described below, in advertisements and investor communications.

         The yield computation for Capital Reserves, Global Bond, High Yield and Strategic Income Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                a - b       6
                    YIELD = 2[(-------- + 1) - 1]
                                  cd

        Where:    a  =    dividends and interest earned during the period;

                  b  =    expenses accrued for the period (net of
                          reimbursements);

                  c  =    the average daily number of shares outstanding during
                          the period that were entitled to receive dividends;

                  d  =    the maximum offering price per share on the last day
                          of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yields of Capital Reserves and Strategic Income Series as of December 31, 2001 using this formula were 6.05% and 8.07%, respectively. The yield shown is that of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

         Yield quotations are based on the offering price determined by the Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Cash Reserve Series may also quote its current yield in advertisements and investor communications.

         Yield calculation for Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Cash Reserve Series for the seven-day period ended December 31, 2001. Yield shown below is that of the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

Value of a hypothetical account with one share at the beginning of the period     $10.00000000

Value of the same account at the end of the period                                 10.0116430
                                                                                   ==========
Net change in account value                                                          .0116430*

Base period return = net change in account value/beginning account value             .00116430

Current yield [base period return x (365/7)]                                        6.07%**
                                                                                    =====
Effective yield (1 + base period)365/7 - 1                                          6.26%***
                                                                                    =====

Weighted average life to maturity of the portfolio on December 31, 2001 was 76 days.

  * This represents the net income per share for the seven calendar days ended December 31, 2001.
 ** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 2001.
*** This represents the current yield for the seven calendar days ended December 31, 2001 compounded daily.

         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Cash Reserve Series' portfolio, their quality and length of maturity, and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Trust is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Cash Reserve Series. Although Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

         Investors should note that income earned and dividends paid by Capital Reserves, Global Bond, High Yield and Strategic Income Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Cash Reserve Series, Capital Reserves, Global Bond, High Yield and Strategic Income Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values tend to rise when interest rates fall. Conversely, the Series' net asset values tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

Comparative Information
         From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Morgan Stanley, Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

         The following table is an example, for purposes of illustration only, of cumulative total return performance through December 31, 2001. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. Cumulative total return is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

                                                              Cumulative Total Return
        ----------------------------------------------------------------------------------------------------------------
                                   3 months    6 months  9 months      1 year    3 years   5 years   10 years
                                      ended       ended      ended      ended      ended     ended      ended  Life of
                Series*            12/31/01    12/31/01   12/31/01   12/31/01   12/31/01  12/31/01   12/31/01      Fund
                -------
        ----------------------------------------------------------------------------------------------------------------
        Balanced
        (Inception 7/28/88)           0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Capital Reserves
        (Inception 7/28/88)           0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Cash Reserve
        (Inception 7/28/88)           0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Convertible Securities
        (Inception 5/1/97)            0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Devon
        (Inception 5/1/97)            0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Emerging Markets
        (Inception 5/1/97)            0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Global Bond
        (Inception 5/2/96)            0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Growth and Income
        (Inception 7/28/88)           0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Growth Opportunities
        (Inception 7/12/91)           0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        High Yield
        (Inception 7/28/88)           0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        International Equity
        (Inception 10/29/92)          0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        REIT
        (Inception 5/4/98)            0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Select Growth
        (Inception 5/3/99)            0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Small Cap Value
        (Inception 12/27/93)          0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Social Awareness
        (Inception 5/1/97)            0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Strategic Income
        (Inception 5/1/97)            0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Technology and
        Innovation
        (Inception 8/31/00)           0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        Trend
        (Inception 12/27/93)          0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        ----------------------------------------------------------------------------------------------------------------
        U.S. Growth Series            0.00%       0.00%      0.00%      0.00%      0.00%     0.00%      0.00%     0.00%
        (Inception 11/15/99)
        ----------------------------------------------------------------------------------------------------------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

         Though it is best to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

         Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                Number
                             Investment     Price Per         of Shares
                               Amount         Share           Purchased

              Month 1           $100         $10.00              10
              Month 2           $100         $12.50               8
              Month 3           $100          $5.00              20
              Month 4           $100         $10.00              10
              ----------------------------------------------------------
                                $400         $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

The Power of Compounding
         As part of your variable contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow and is called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         The respective investment manager for each Series selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Series pays reasonably competitive brokerage commission rates based upon the professional knowledge of the investment manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Series may pay a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Series either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

         For those Series that paid brokerage commissions, the aggregate dollar amounts of such brokerage commissions paid by the Series during the fiscal years ended December 31, 1998, 1999, 2000 and 2001 are shown below:


       --------------------------------------------------------------------------------------------------
                                                                 1999             2000              2001
       --------------------------------------------------------------------------------------------------
        Balanced Series                                      $393,756         $308,673                $0
       --------------------------------------------------------------------------------------------------
        Convertible Securities Series                          $4,891             $978                $0
       --------------------------------------------------------------------------------------------------
        Devon Series                                         $244,079         $213,080                $0
       --------------------------------------------------------------------------------------------------
        Emerging Markets Series                               $15,994          $27,719                $0
       --------------------------------------------------------------------------------------------------
        Growth and Income Series                           $1,371,136       $1,083,592                $0
       --------------------------------------------------------------------------------------------------
        Growth Opportunities Series                          $262,630         $346,506                $0
       --------------------------------------------------------------------------------------------------
        International Equity Series                          $143,149         $174,145                $0
       --------------------------------------------------------------------------------------------------
        REIT Series(1)                                        $24,542          $94,957                $0
       --------------------------------------------------------------------------------------------------
        Select Growth Series(2)                               $35,470         $197,712                $0
       --------------------------------------------------------------------------------------------------
        Small Cap Value Series                               $194,772         $255,726                $0
       --------------------------------------------------------------------------------------------------
        Social Awareness Series                               $18,920          $48,644                $0
       --------------------------------------------------------------------------------------------------
        Technology and Innovation Series(3)                       N/A              $68                $0
       --------------------------------------------------------------------------------------------------
        Trend Series                                         $233,253         $357,852                $0
       --------------------------------------------------------------------------------------------------
        U.S. Growth Series(4)                                  $3,285          $37,566                $0
       --------------------------------------------------------------------------------------------------


(1)      Commenced operations on May 4, 1998.
(2)      Commenced operations on May 3, 1999.
(3)      Commenced operations on August 21, 2000.
(4)      Commenced operations on November 15, 1999.

         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 2001, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

        ---------------------------------------------------------------------
                                                Portfolio          Brokerage
                                             Transactions        Commissions
                                                  Amounts            Amounts
        ---------------------------------------------------------------------
        Balanced Series                                $0                 $0
        ---------------------------------------------------------------------
        Convertible Securities Series                  $0                 $0
        ---------------------------------------------------------------------
        Devon Series                                   $0                 $0
        ---------------------------------------------------------------------
        Emerging Markets                               $0                 $0
        ---------------------------------------------------------------------
        Growth and Income Series                       $0                 $0
        ---------------------------------------------------------------------
        Growth Opportunities Series                    $0                 $0
        ---------------------------------------------------------------------
        International Equity Series                    $0                 $0
        ---------------------------------------------------------------------
        REIT Series                                    $0                 $0
        ---------------------------------------------------------------------
        Select Growth                                  $0                 $0
        ---------------------------------------------------------------------
        Small Cap Value Series                         $0                 $0
        ---------------------------------------------------------------------
        Social Awareness Series                        $0                 $0
        ---------------------------------------------------------------------
        Technology and Innovation                      $0                 $0
        ---------------------------------------------------------------------
        Trend Series                                   $0                 $0
        ---------------------------------------------------------------------
        U.S. Growth Series                             $0                 $0
        ---------------------------------------------------------------------

         As provided in the Securities Exchange Act of 1934, as amended, and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Trust and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Regulation, Inc (the "NASDRsm") rules, and subject to seeking best execution, the Trust may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

Portfolio Turnover
         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Trust anticipates that, ordinarily, the annual portfolio turnover rates are not expected to exceed 100% for the Convertible Securities, Emerging Markets, Growth and Income, International Equity, REIT, Small Cap Value and Social Awareness Series, 200% for the Capital Reserves Series, and may exceed 100% for the Balanced, Devon, Global Bond, Growth Opportunities, High Yield, Select Growth, Strategic Income, Technology and Information, Trend and U.S. Growth Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:


        ----------------------------------------------------------------------------------------
                                                        Year Ended            Year Ended
                           Series                    December 31, 2001    December 31, 2000
                           ------                    -----------------    -----------------
        ----------------------------------------------------------------------------------------
        Balanced Series                                       0%                  179%
        ----------------------------------------------------------------------------------------
        Capital Reserves Series                               0%                  177%
        ----------------------------------------------------------------------------------------
        Convertible Securities Series                         0%                   26%
        ----------------------------------------------------------------------------------------
        Devon Series                                          0%                  137%
        ----------------------------------------------------------------------------------------
        Emerging Markets Series                               0%                   19%
        ----------------------------------------------------------------------------------------
        Global Bond Series                                    0%                   39%
        ----------------------------------------------------------------------------------------
        Growth and Income Series                              0%                   80%
        ----------------------------------------------------------------------------------------
        Growth Opportunities Series                           0%                  128%
        ----------------------------------------------------------------------------------------
        High Yield Series                                     0%                  226%
        ----------------------------------------------------------------------------------------
        International Equity Series                           0%                    9%
        ----------------------------------------------------------------------------------------
        REIT Series                                           0%                   31%
        ----------------------------------------------------------------------------------------
        Select Growth Series                                  0%                  158%
        ----------------------------------------------------------------------------------------
        Small Cap Value Series                                0%                   84%
        ----------------------------------------------------------------------------------------
        Social Awareness Series                               0%                   71%
        ----------------------------------------------------------------------------------------
        Strategic Income Series                               0%                  138%
        ----------------------------------------------------------------------------------------
        Technology and Innovation Series                      0%                  127%*
        ----------------------------------------------------------------------------------------
        Trend Series                                          0%                   61%
        ----------------------------------------------------------------------------------------
        U.S. Growth Series                                    0%                   91%
        ----------------------------------------------------------------------------------------

*       Annualized.  Commenced operations on August 31, 2000.


OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no front-end or contingent deferred sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in the New York Stock Exchange's time of closing, the Trust reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements, which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Trust shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Trust may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

Money Market Series
         The Board of Trustees has adopted certain procedures to monitor and stabilize the price per share of Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for the Capital Reserves Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Trust's fiscal year ends on December 31.

         For the Balanced and Growth and Income Series, the Trust will make payments from the Series' net investment income annually. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, High Yield, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Strategic Income, Technology and Innovation, Trend and U.S. Growth Series, the Trust will make payments from the Series' net income and net realized securities profits, if any, once a year.

         All dividends and distributions are automatically reinvested in additional Series shares.

Cash Reserve Series
         The Trust declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Trust is open for business. Payment of dividends will be made monthly. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Trust is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $10 per share net asset value, the Board of Trustees will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.


TAXES

         Each Series of the Trust is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Trust of federal income tax liability on that portion of its income paid to shareholders under the Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         A Series may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Series is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Series (possibly causing the Series to sell securities to raise the cash for necessary distributions) and/or defer the Series' ability to recognize a loss, and, in limited cases, subject the Series to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed by the Series.


INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware Management"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to Balanced, Capital Reserves, Cash Reserve, Convertible Securities, Devon, Growth and Income, Growth Opportunities, High Yield, REIT, Select Growth, Small Cap Value, Social Awareness, Strategic Income, Technology and Innovation, Trend, and U.S. Growth Series.

         Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to International Equity, Global Bond and Emerging Markets and Strategic Income Series. Such services are provided subject to the supervision and direction of the Trust's Board of Trustees. Delaware International is affiliated with Delaware Management.

       Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2001, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $0 billion in assets in the various institutional or separately managed (approximately $0) and investment company ($0) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.

         The Investment Management Agreements for each Series except Technology and Innovation, are dated December 15, 1999 and were approved by the initial shareholder on that date. The Investment Management Agreement for Technology and Innovation Series is dated August 21, 2000 and was approved by the initial shareholder on that date. The Agreements will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the Trustees of the Trust or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Under the Investment Management Agreement, Delaware Management or Delaware International is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Series:

        -----------------------------------------------------------------------------------------------
                            Series                                  Management Fee Rate

        -----------------------------------------------------------------------------------------------
        Capital Reserves Series                       0.50% on the first $500 million
                                                      0.475% on the next $500 million
                                                      0.45% on the next $1.5 billion
                                                      0.425% on assets in excess of $2.5 billion
        -----------------------------------------------------------------------------------------------
        Cash Reserve Series                           0.45% on the first $500 million
                                                      0.40% on the next $500 million
                                                      0.35% on the next $1.5 billion
                                                      0.30% on assets in excess of $2.5 billion
        -----------------------------------------------------------------------------------------------
        Convertible Securities Series                 0.75% on the first $500 million
        Global Bond Series                            0.70% on the next $500 million
        Growth Opportunities Series                   0.65% on the next $1.5 billion
        REIT Series                                   0.60% on assets in excess of $2.5 billion
        Select Growth Series
        Small Cap Value Series
        Social Awareness Series
        Technology and Innovation Series
        Trend Series
        -----------------------------------------------------------------------------------------------
        Balanced Series                               0.65% on the first $500 million
        Devon Series                                  0.60% on the next $500 million
        Growth and Income Series*                     0.55% on the next $1.5 billion
        High Yield Series                             0.50% on assets in excess of $2.5 billion
        Strategic Income Series
        U.S. Growth Series
        -----------------------------------------------------------------------------------------------
        Emerging Markets Series                       1.25% on the first $500 million
                                                      1.20% on the next $500 million
                                                      1.15% on the next $1.5 billion
                                                      1.10% on assets in excess of $2.5 billion
        -----------------------------------------------------------------------------------------------
        International Equity Series                   0.85% on the first $500 million
                                                      0.80% on the next $500 million
                                                      0.75% on the next $1.5 billion
                                                      0.70% on assets in excess of $2.5 billion
        -----------------------------------------------------------------------------------------------

* Delaware Management has agreed to voluntarily waive its management fee so as not to exceed an annual rate of 0.60% of average daily net assets.

         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all Trustees, officers and employees who are affiliated with both it and the Trust.

         Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays Delaware International a sub-advisory fee equal to one-third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.

         On December 31, 2001, the total net assets of the Trust were $0, broken down as follows:

        ------------------------------------------------------------
        Balanced Series                                          $0
        ------------------------------------------------------------
        Capital Reserves Series                                  $0
        ------------------------------------------------------------
        Cash Reserve Series                                      $0
        ------------------------------------------------------------
        Convertible Securities Series                            $0
        ------------------------------------------------------------
        Devon Series                                             $0
        ------------------------------------------------------------
        Emerging Markets Series                                  $0
        ------------------------------------------------------------
        Global Bond Series                                       $0
        ------------------------------------------------------------
        Growth and Income Series                                 $0
        ------------------------------------------------------------
        Growth Opportunities Series                              $0
        ------------------------------------------------------------
        High Yield Series                                        $0
        ------------------------------------------------------------
        International Equity Series                              $0
        ------------------------------------------------------------
        REIT Series                                              $0
        ------------------------------------------------------------
        Select Growth Series                                     $0
        ------------------------------------------------------------
        Small Cap Value Series                                   $0
        ------------------------------------------------------------
        Social Awareness Series                                  $0
        ------------------------------------------------------------
        Strategic Income Series                                  $0
        ------------------------------------------------------------
        Technology and Innovation Series                         $0
        ------------------------------------------------------------
        Trend Series                                             $0
        ------------------------------------------------------------
        U.S. Growth Series                                       $0
        ------------------------------------------------------------

         Following are the investment management fees incurred for the last three fiscal years:

        --------------------------------------------------------------------------------------------------------------
        Series                              December 31, 2001         December 31, 2000       December 31, 1999
        ------                              -----------------         -----------------       -----------------
        --------------------------------------------------------------------------------------------------------------
        Balanced Series                     $0 paid                   $905,339 paid           $1,236,740 paid
        --------------------------------------------------------------------------------------------------------------
        Capital Reserves Series             $0 paid                   $149,661 paid           $216,148 paid
        --------------------------------------------------------------------------------------------------------------
        Cash Reserve Series                 $0 paid                   $233,590 paid           $246,155 paid
        --------------------------------------------------------------------------------------------------------------
        Convertible Securities Series       $0 paid                   $76,380 paid            $65,656 paid

        --------------------------------------------------------------------------------------------------------------
        Devon Series                        $0 earned                 $368,340 earned         $533,852 paid
                                            $0 paid                   $348,738 paid
                                            $0 waived                 $19,602 waived
        --------------------------------------------------------------------------------------------------------------
        Emerging Markets Series             $0 earned                 $174,721 earned         $98,475 earned
                                            $0 paid                   $149,379 paid           $93,686 paid
                                            $0 waived                 $25,342 waived          $4,789 waived
        --------------------------------------------------------------------------------------------------------------
        Global Bond Series                  $0 earned                 $127,385 earned         $163,185 paid
                                            $0 paid                   $110,086 paid
                                            $0 waived                 $17,299 waived
        --------------------------------------------------------------------------------------------------------------
        Growth and Income Series            $0                        $2,404,059              $3,414,163 paid
        --------------------------------------------------------------------------------------------------------------
        Growth Opportunities Series         $0 paid                   $1,797,467 paid         $1,088,438 paid
        --------------------------------------------------------------------------------------------------------------
        High Yield Series                   $0 paid                   $503,543 paid           $739,669 paid
        --------------------------------------------------------------------------------------------------------------
        International Equity Series         $0 earned                 $2,382,315 earned       $2,071,821 earned
                                            $0 paid                   $2,181,478 paid         $2,028,030 paid
                                            $0 waived                 $200,837 waived         $43,791 waived
        --------------------------------------------------------------------------------------------------------------
        REIT Series(1)                      $0 earned                 $191,380 earned         $64,478 earned
                                            $0 paid                   $143,842 paid           $55,268 paid
                                            $0 waived                 $47,538 waived          $9,210 waived
        --------------------------------------------------------------------------------------------------------------
        Select Growth Series(2)             $0 earned                 $734,357 earned         $97,202 earned
                                            $0 paid                   $680,474 paid           $96,242 paid
                                            $0 waived                 $53,883 waived          $960 waived
        --------------------------------------------------------------------------------------------------------------
        Small Cap Value Series              $0 earned                 $702,781 earned         $727,190 paid
                                            $0 paid                   $665,200 paid
                                            $0 waived                 $37,581 waived
        --------------------------------------------------------------------------------------------------------------
        Social Awareness Series             $0 earned                 $265,236 earned         $241,011 earned
                                            $0 paid                   $244,082 paid           $226,354 paid
                                            $0 waived                 $21,154 waived          $14,657 waived
        --------------------------------------------------------------------------------------------------------------
        Strategic Income Series             $0 paid                   $107,612 paid           $138,695 paid
        --------------------------------------------------------------------------------------------------------------
        Technology and Innovation Series(3) $0 earned                 $5,063 earned           N/A
                                            $0 paid                   $3,129 paid
                                            $0 waived                 $1,934 waived
        --------------------------------------------------------------------------------------------------------------
        Trend Series                        $0 earned                 $5,780,387 earned       $1,858,141 earned
                                            $0 paid                   $5,687,517 paid         $1,848,151 paid
                                            $0 waived                 $92,870 waived          $9,990 waived
        --------------------------------------------------------------------------------------------------------------
        U.S. Growth Series(4)               $0 paid                   $167,820 paid           $4,141 earned
                                                                                              $3,889 paid
                                                                                              $252 waived
        --------------------------------------------------------------------------------------------------------------

(1)      Commenced operations on May 4, 1998.
(2)      Commenced operations on May 3, 1999.
(3)      Commenced operations on August 21, 2000.
(4)      Commenced operations on November 15, 1999.

         For serving as Sub-Advisor to the Strategic Income Series for the fiscal years ended December 31, 1999, 2000 and 2001, Delaware International received $46,533, $51,730 and $0, respectively.

         Vantage Investment Advisors ("Vantage") served as the Sub-Advisor to the Social Awareness Series for the fiscal years ended December 31, 1999, 2000 and 2001. Vantage received $92,408, $103,781 and $0, respectively from Delaware Management, for such services. As of January 2001, Vantage no longer serves as Sub-Advisor to the Social Awareness Series.

         Lincoln Investment Management, Inc. ("LIM") served as the Sub-Advisor to the REIT series for the fiscal years ended December 31, 1999, 2000 and 2001. For the fiscal years ended December 31, 1999, 2000 and 2001, LIM received $19, 263, $41,110 and $0, respectively, for such services. As of January 2001, LIM no serves as Sub-Advisor to the REIT series.

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998 (May 1, 1999 for Select Growth Series, October 15, 1999 for U.S. Growth Series and August 21, 2000 for Technology and Innovation Series) through October 31, 2001, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

                ------------------------------------------------
                Balanced Series                         0.80%
                ------------------------------------------------
                Capital Reserves Series                 0.80%
                ------------------------------------------------
                Cash Reserve Series                     0.80%
                ------------------------------------------------
                Convertible Securities Series           0.85%
                ------------------------------------------------
                Devon Series                            0.80%
                ------------------------------------------------
                Growth and Income Series                0.80%
                ------------------------------------------------
                Growth Opportunities Series             0.85%
                ------------------------------------------------
                High Yield Series                       0.80%
                ------------------------------------------------
                REIT Series                             0.85%
                ------------------------------------------------
                Select Growth Series                    0.85%
                ------------------------------------------------
                Small Cap Value Series                  0.85%
                ------------------------------------------------
                Social Awareness Series                 0.85%
                ------------------------------------------------
                Strategic Income Series                 0.80%
                ------------------------------------------------
                Technology and Innovation Series        0.85%
                ------------------------------------------------
                Trend Series                            0.85%
                ------------------------------------------------
                U.S. Growth Series                      0.75%
                ------------------------------------------------

         Beginning May 1, 1998 through October 31, 2001, Delaware International elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

                ------------------------------------------------
                Emerging Markets Series               1.50%
                ------------------------------------------------
                Global Bond Series                    0.85%
                ------------------------------------------------
                International Equity Series           0.95%
                ------------------------------------------------

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the High Yield, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series.

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Growth and Income, Balanced and Growth Opportunities Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

The Trust's Board of Trustees is responsible for overseeing the performance of each Series' investment adviser and determining whether to approve and/or renew each Series' investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

The nature, extent and quality of the services provided by the investment adviser.

The investment performance of the fund's assets managed by the investment adviser.

The fair market value of the services provided by the investment adviser.

Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

The extent to which the investment adviser has realized or will realize economies of scale as the fund grows.

Other benefits accruing to the investment adviser or its affiliates from its relationship with the fund.

The investment adviser's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

In reviewing the investment management agreements for each Series, the Board of Trustees considered the Series' performance relative to its peers and benchmark, the investment process and controls used in managing the Series, the Series' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Series and quality of other services provided to the Series in addition to investment advice.

The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the Chairman and Chief Executive Officer, Charles E. Haldeman, and felt that management had been responsive to the concerns expressed by the Board during the previous year. Although the long term performance of most of the Series was not yet at the level the Board expected, the Board found that short term performance was improving, and concluded that a long term period was necessary to generate meaningful performance data. The Board was pleased with staffing upgrades and additions that had occurred within the Series' investment adviser during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. The Board found the Series' fees to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment adviser had implemented fee waivers to reduce the fees of certain Series.

The Board also reviewed the quality of services performed by the investment adviser's affiliates on behalf of each Series, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment adviser's affiliate for the quality of service it provided to Series investors.

Distribution and Service
         Delaware Distributors, L.P. (the "Distributor"), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trust's national distributor pursuant to a Distribution Agreement.

         The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Distributor, Delaware Management and Delaware International, serves as the Trust's financial intermediary distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries. The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives promotional allowances from insurance companies that sponsor annuity products that include the Series as investment options.

         Plan under Rule 12b-1 - Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for Service Class shares of each Series (the "Plan"). The Plan permits the Trust to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class of shares to which the Plan applies. The Plan is designed to benefit the Trust and its shareholders and, ultimately the Trust's beneficial contract owners.

         The Plan permits the Trust, pursuant to its Distribution Agreement, to pay out of the assets of Service Class shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to insurance company sponsors, brokers, dealers and others. In addition, the Trust may make payments from the 12b-1 Plan fees of Service Class shares directly to others, such as insurance company sponsors, who aid in the distribution of Service Class shares or provide services in respect of the Service Class, pursuant to service agreements with the Trust.

         The maximum aggregate fee payable by the Trust under the Plan, and the Trust's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Service Class shares (up to 0.25% of which are service fees to be paid to the Distributor, insurance company sponsors, dealers and others for providing personal service and/or maintaining shareholder accounts). The Trust's Board of Trustees has initially set the fee at an annual rate of 0.15% of Service Class' average daily net assets.

         While payments pursuant to the Plan currently may not exceed 0.15% annually (and may never exceed 0.30% annually) with respect to Service Class shares, the Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of Trust's unaffiliated trustees, who may reduce the fees or terminate the Plan at any time.

         All of the distribution expenses incurred by the Distributor and others, such as insurance company sponsors or broker/dealers, in excess of the amount paid on behalf of Service Class shares would be borne by such persons without any reimbursement from such Class.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plan and the Distribution Agreement, as amended, have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan by vote cast in person at a meeting duly called for the purpose of voting on the Plan and the Distribution Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of Service Class shares, and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plan and the Distribution Agreement, as amended, may be terminated with respect to the Service Class at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the Service Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the Service Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plans. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be made by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

         Delaware Service Company, Inc. (the "Transfer Agent"), another affiliate of Delaware Management and Delaware International, is the Trust's shareholder servicing, dividend disbursing and transfer agent for each Series pursuant to a Shareholders Services Agreement. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         For the fiscal year ended December 31, 2001, payments from the Service Shares of each Series amounted to:

        ----------------------------------------------------
        Balanced Series                                  $0
        ----------------------------------------------------
        Capital Reserves Series                          $0
        ----------------------------------------------------
        Cash Reserves Series                             $0
        ----------------------------------------------------
        Convertible Securities Series                    $0
        ----------------------------------------------------
        Devon Series                                     $0
        ----------------------------------------------------
        Emerging Markets Series                          $0
        ----------------------------------------------------
        Global Bond Series                               $0
        ----------------------------------------------------
        Growth and Income Series                         $0
        ----------------------------------------------------
        Growth Opportunities Series                      $0
        ----------------------------------------------------
        High Yield Series                                $0
        ----------------------------------------------------
        International Equity Series                      $0
        ----------------------------------------------------
        REIT Series                                      $0
        ----------------------------------------------------
        Select Growth Series                             $0
        ----------------------------------------------------
        Small Cap Value Series                           $0
        ----------------------------------------------------
        Social Awareness Series                          $0
        ----------------------------------------------------
        Strategic Income Series                          $0
        ----------------------------------------------------
        Technology and Innovation Series                 $0
        ----------------------------------------------------
        Trend Series                                     $0
        ----------------------------------------------------
        U.S. Growth Series                               $0
        ----------------------------------------------------

         Such amounts were used for the purpose of paying broker trails.


OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         Certain officers and Trustees of the Trust hold identical positions in each of the other funds in the Delaware Investments family.

         DMH Corp., Delaware Investments U.S., Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc., Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust) and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of the Trust are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and Trustee is 2005 Market Street, Philadelphia, PA 19103-7094.


-------------------------------------- -----------------------------------------------------------------------------------
Trustee/Officer                        Business Experience
-------------------------------------- -----------------------------------------------------------------------------------
*Charles E. Haldeman (52)              Chairman and Trustee/Director of the Trust and each of the 24 other investment companies in the Delaware Investments family

                                       Chief Executive Officer of Delaware Management Company (a series of Delaware
                                       Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                       Management Business Trust)

                                       President, Chief Executive Officer and Director of Delaware Management Holdings,
                                       Inc. and Lincoln National Investment Companies, Inc.

                                       President and Chief Executive Officer of Delaware Lincoln Cash Management (a
                                       series of Delaware Management Business Trust) and Delaware Lincoln Investment
                                       Adviser (a series of Delaware Management Business Trust

                                       Chief Executive Officer and Director of DMH Corp., Delvoy, Inc., Delaware
                                       Management Company, Inc. and Delaware International Holdings Ltd.

                                       Chief Executive Officer and Trustee of Delaware Management Business Trust

                                       Director of Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                       Retirement Financial Services, Inc. and Delaware Distributors, Inc.

                                       Chairman and Director of Delaware International Advisers Ltd.

                                       Chief Executive Officer of Delaware General Management, Inc.

                                       Before joining Delaware Investments in 2000, Mr. Haldeman was President, Chief
                                       Operating Officer and Director at United Asset Management from March 1998 to
                                       January 2000. Prior to that, Mr. Haldeman was Director and Partner for Cooke and
                                       Bieler, Inc. from June 1974 to March 1998.

--------------------------------------------------------------------------------------------------------------------------

-------------------
*Trustee affiliated with the Trust's investment manager and considered an "interested person" as defined in the 1940
 Act.
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------- -----------------------------------------------------------------------------------
Trustee/Officer                        Business Experience
-------------------------------------- -----------------------------------------------------------------------------------
*David K. Downes (61)                  President, Chief Executive Officer, Chief Financial Officer and Trustee/Director
                                       of the Trust and each of the other 32 investment companies in the Delaware
                                       Investments family

                                       President and Director of Delaware Management Company, Inc.

                                       President of Delaware Management Company (a series of Delaware Management
                                       Business Trust)

                                       President, Chief Executive Officer and Director of Delaware Capital Management,
                                       Inc.

                                       Chairman, President, Chief Executive Officer and Director of Delaware Service
                                       Company, Inc., Delaware Management Trust Company and Retirement Financial
                                       Services, Inc.

                                       President, Chief Operating Officer, Chief Financial Officer and Director of
                                       Delaware International Holdings Ltd.

                                       President, Chief Operating Officer and Director of Delaware General Management,
                                       Inc.

                                       President and Chief Operating Officer of Delaware Lincoln Cash Management (a
                                       series of Delaware Management Business Trust)

                                       Executive Vice President, Chief Operating Officer and Chief Financial Officer of
                                       Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                       Distributors, L.P., Delaware Investment Advisers (a series of Delaware
                                       Management Business Trust), Delaware Lincoln Investment Adviser (a series of
                                       Delaware Management Business Trust) and Vantage Investment Advisers (a series of
                                       Delaware Management Business Trust)

                                       Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                       Trustee of Delaware Management Business Trust

                                       Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                       Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc.,
                                       Delvoy, Inc and Lincoln National Investment Companies, Inc.

                                       Director of Delaware International Advisers Ltd.

                                       During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

--------------------------------------------------------------------------------------------------------------------------

----------------
*Trustee affiliated with the Trust 's investment manager and considered an "interested person" as defined in the 1940
 Act.
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------- -----------------------------------------------------------------------------------
Trustee                                Business Experience
-------------------------------------- -----------------------------------------------------------------------------------
Walter P. Babich (73)                  Trustee/Director of the Trust and each of the other 32 investment companies in the
                                       Delaware Investments family

                                       460 North Gulph Road, King of Prussia, PA 19406

                                       Board Chairman, Citadel Constructors, Inc.

                                       From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to
                                       1991, he was a partner of I&L Investors.
-------------------------------------- -----------------------------------------------------------------------------------
John H. Durham (63)                    Trustee/Director of the Trust and each of the other 32 investment companies in the
                                       Delaware Investments family

                                       P.O. Box 819, Gwynedd Valley, PA 19437

                                       Private Investor.

                                       Mr. Durham served as Chairman of the Board of each fund in the Delaware
                                       Investments family from 1986 to 1991; President of each fund from 1977 to 1990;
                                       and Chief Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company,
                                       Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a Partner of Complete Care Services from 1995 to 1999.
-------------------------------------- -----------------------------------------------------------------------------------
John A. Fry (40)                       Trustee/Director of the Trust and each of the other 24 investment companies in the
                                       Delaware Investments family.

                                       3451 Walnut Street, 721 Franklin Building, Philadelphia, PA 19104

                                       Executive Vice President, University of Pennsylvania

                                       From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher Education
                                       Consulting of Coopers & Lybrand and from 1984-1991, Mr. Fry held Consultant and
                                       Manager positions with KPMG Peat Marwick, ending with Senior Manager from 1989 to
                                       1991.
-------------------------------------- -----------------------------------------------------------------------------------
Anthony D. Knerr (62)                  Trustee/Director of the Trust and each of the other 32 investment companies in the
                                       Delaware Investments family.

                                       500 Fifth Avenue, New York, NY  10110

                                       Founder and Managing Director, Anthony Knerr & Associates

                                       From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                       Columbia University, New York.  From 1987 to 1989, he was also a lecturer in
                                       English at the University.  In addition, Mr. Knerr was Chairman of The Publishing
                                       Group, Inc., New York, from 1988 to 1990.  Mr. Knerr founded The Publishing Group,
                                       Inc. in 1988.

-------------------------------------- -----------------------------------------------------------------------------------

-------------------------------------- -----------------------------------------------------------------------------------
Trustee                                Business Experience
-------------------------------------- -----------------------------------------------------------------------------------
Ann R. Leven (60)                      Trustee/Director of the Trust and each of the other 32 investment companies in the
                                       Delaware Investments family

                                       785 Park Avenue, New York, NY  10021

                                       Retired Treasurer, National Gallery of Art

                                       From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art and
                                       from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery of Art.
                                       In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer
                                       of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was
                                       Adjunct Professor of Columbia Business School.
-------------------------------------- -----------------------------------------------------------------------------------
Thomas F. Madison (65)                 Trustee/Director of the Trust and each of the other 32 investment companies in the
                                       Delaware Investments family

                                       200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                       President and Chief Executive Officer, MLM Partners, Inc.

                                       From 1996 to 1999, Mr. Madison was Chairman of the Board of Communications
                                       Holdings, Inc. From February to September 1994, Mr. Madison served as Vice
                                       Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and
                                       from 1988 to 1993, he was President of U.S. WEST Communications-Markets.
-------------------------------------- -----------------------------------------------------------------------------------
Janet L. Yeomans (52)                  Trustee/Director of the Trust and each of the other 32 investment companies in the
                                       Delaware Investments family.

                                       Building 220-13W-37, St. Paul, MN 55144

                                       Vice President and Treasurer, 3M Corporation

                                       From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets
                                       for the 3M Corporation; Manager of Benefit Fund Investments for the 3M
                                       Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                       1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                       1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal
                                       Reserve Bank of Chicago, 1970-1974.
-------------------------------------- -----------------------------------------------------------------------------------


-------------------------------------- -----------------------------------------------------------------------------------
Officer                                Business Experience
-------------------------------------- -----------------------------------------------------------------------------------
Richard J. Flannery (43)               Executive Vice President and General Counsel of the Trust and each of the other
                                       32 investment companies in the Delaware Investments family

                                       Executive Vice President, General Counsel and Chief Administrative Officer of
                                       Delaware Management Company (a series of Delaware Management Business Trust),
                                       Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a
                                       series of Delaware Management Business Trust), Lincoln National Investment
                                       Companies, Inc. and Vantage Investment Advisers (a series of Delaware Management
                                       Business Trust)

                                       Executive Vice President and General Counsel of Founders CBO Corporation

                                       Executive Vice President and General Counsel and Director of Delaware
                                       International Holdings Ltd. and Founders Holdings, Inc.

                                       Executive Vice President, General Counsel, Chief Administrative Officer and
                                       Trustee of Delaware Management Business Trust

                                       Executive Vice President, General Counsel, Chief Administrative Officer and
                                       Director of Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                       Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                       Services, Inc., Delaware Management Trust Company and Delaware General
                                       Management, Inc.

                                       President, Chief Executive Officer and Director of Delaware Distributors, Inc.

                                       President and Chief Executive Officer of Delaware Distributors, L.P.

                                       Director of Delaware International Advisers Ltd.

                                       Director of HYPPCO Finance Company Ltd.

                                       During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------
Richelle S. Maestro (43)               Senior Vice President, Deputy General Counsel and Secretary of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                       Management Company (a series of Delaware Management Business Trust), Delaware
                                       Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company,
                                       Inc., Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                       Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                       Management Trust Company, Delaware General Management, Inc., Delaware
                                       International Holdings Ltd., Founders Holdings, Inc., Delaware Lincoln Cash
                                       Management (a series of Delaware Management Business Trust), Delaware Lincoln
                                       Investment Adviser (a series of Delaware Management Business Trust), Lincoln
                                       National Investment Companies, Inc. and Vantage Investment Advisers (a series of
                                       Delaware Management Business Trust)

                                       Senior Vice President, General Counsel and Secretary of Delaware Distributors,
                                       L.P. and Delaware Distributors, Inc.

                                       Secretary of Founders CBO Corporation

                                       During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------


-------------------------------------- -----------------------------------------------------------------------------------
Officer                                Business Experience
-------------------------------------- -----------------------------------------------------------------------------------
Joseph H. Hastings (51)                Senior Vice President and Corporate Controller of the Trust and each of the other
                                       32 investment companies in the Delaware Investments family and Delaware
                                       Investment Advisers (a series of Delaware Management Business Trust)

                                       Senior Vice President, Treasurer and Corporate Controller of Delaware Management
                                       Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management
                                       Company (a series of Delaware Management Business Trust), Delaware Distributors,
                                       L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                                       Capital Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc.,
                                       Founders Holdings, Inc., Delaware General Management, Inc., Delaware Management
                                       Business Trust, Delaware Lincoln Cash Management (a series of Delaware Management
                                       Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware
                                       Management Business Trust), Lincoln National Investment Companies, Inc. and
                                       Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                       Executive Vice President and Chief Financial Officer of Retirement Financial
                                       Services, Inc.

                                       Executive Vice President, Chief Financial Officer, Treasurer and Director of
                                       Delaware Management Trust Company

                                       Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                       During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------
Michael P. Bishof (38)                 Senior Vice President and Treasurer of the Trust and each of the other 32 investment companies in the Delaware Investments family

                                       Senior Vice President/Investment Accounting of Delaware Service Company, Inc.,
                                       Delaware Capital Management, Inc., Delaware Distributors, L.P., Delaware
                                       Management Company (a series of Delaware Management Business Trust), Founders
                                       Holdings, Inc., Delaware Lincoln Investment Adviser (a series of Delaware
                                       Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                       Management Business Trust)

                                       Senior Vice President/Investment Accounting and Treasurer of Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Senior Vice President/Manager of Investment Accounting of Delaware International
                                       Holdings Ltd.

                                       Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                       During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------
William E. Dodge (51)                  Executive Vice President and Chief Investment Officer, Equity of the Trust and
                                       each of the other 32 investment companies in the Delaware Investments family,
                                       Delaware Management Holdings, Inc., Delaware Management Company (a series of
                                       Delaware Management Business Trust) and Lincoln National Investment Companies, Inc.

                                       Executive Vice President of Delaware Management Business Trust and Delaware
                                       Capital Management, Inc.

                                       President and Chief Investment Officer, Equity of Delaware Investment Advisers (a
                                       series of Delaware Management Business Trust)

                                       President of Vantage Investment Advisers (a series of Delaware Management Business
                                       Trust)

                                       Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director
                                       of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.
-------------------------------------- -----------------------------------------------------------------------------------

-------------------------------------- -----------------------------------------------------------------------------------
Officer                                Business Experience
-------------------------------------- -----------------------------------------------------------------------------------
Jude T. Driscoll (38)                  Executive Vice President/Head of Fixed-Income of the Trust and each of the other
                                       32 investment companies in the Delaware Investments family, Delaware Management
                                       Holdings, Inc., Delaware Management Company (a series of Delaware Management
                                       Business Trust), Delaware Investment Advisers (a series of Delaware Management
                                       Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware
                                       Management Business Trust) and Lincoln National Investment Companies, Inc.

                                       Executive Vice President of Delaware Management Business Trust, Delaware Capital
                                       Management, Inc. and Delaware Lincoln Cash Management (a series of Delaware
                                       Management Business Trust)

                                       Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                       President, Director of Fixed Income Process at Conseco Capital Management from
                                       June 1998 to August 2000.  Prior to that, he was Managing Director for
                                       NationsBanc Capital Markets from 1996 to 1998, Vice President of Goldman Sachs from 1991-1995 and Assistant Vice President of Conseco Capital Management from
                                       1989 to 1990.
-------------------------------------- -----------------------------------------------------------------------------------
Gerald S. Frey (55)                    Managing Director/Chief Investment Officer, Growth Investing of the Trust and
                                       each of the other 32 investment companies in the Delaware Investments family,
                                       Delaware Management Company (a series of Delaware Management Business Trust),
                                       Delaware Investment Advisers (a series of Delaware Management Business Trust) and
                                       Delaware Capital Management, Inc.

                                       Before joining Delaware Investments in 1996, Mr. Frey was a Senior Director with
                                       Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.
-------------------------------------- -----------------------------------------------------------------------------------
Peter C. Andersen (42)                 Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                       Company (a series of Delaware Management Business Trust), Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust) and Delaware  Lincoln
                                       Investment Adviser (a series of Delaware Management Business Trust)

                                       Before joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager with Conseco Capital Management.  Before that, he was a portfolio manager at
                                       Colonial Management Associates from 1993 to 1997 and prior to that he was an investment analyst at the venture capital firm MTDC.  Mr. Andersen began his investment career at Arthur D. Little, Inc.
-------------------------------------- -----------------------------------------------------------------------------------
Damon J. Andres (31)                   Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                       series of series of Delaware Management Business Trust)

                                       During the past five years, Mr. Andres has served in various capacities within
                                       Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------
Marshall T. Bassett (47)               Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                       series of series of Delaware Management Business Trust)

                                       Prior to joining Delaware Investments in 1997, Mr. Bassett served as Vice
                                       President in Morgan Stanley Asset Management's Emerging Growth Group.  Prior to
                                       that, he was a trust officer at Sovran Bank and Trust Company.
-------------------------------------- -----------------------------------------------------------------------------------
Christopher S. Beck (43)               Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                       Company (a series of Delaware Management Business Trust) and Delaware Investment
                                       Advisers (a series of series of Delaware Management Business Trust)

                                       Before joining Delaware Investments in 1997, Mr. Beck managed the Small Cap Fund for two years at Pitcairn Trust Company.  Prior to 1995, he was Director of
                                       Research at Cypress Capital Management in Wilmington and Chief Investment Officer
                                       of the University of Delaware Endowment Fund.
-------------------------------------- -----------------------------------------------------------------------------------


-------------------------------------- -----------------------------------------------------------------------------------
Officer                                Business Experience
-------------------------------------- -----------------------------------------------------------------------------------
Stephen R. Cianci (32)                 Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                       series of Delaware Management Business Trust) and Delaware Capital Management,
                                       Inc.

                                       During the past five years, Mr. Cianci has served in various capacities at different times within Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------
Timothy G. Connors (47)                Senior Vice President/Director of Research, Fundamental of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                       Management Company (a series of Delaware Management Business Trust), Delaware
                                       Investment Advisers (a series of series of Delaware Management Business Trust) and
                                       Delaware Lincoln Investment Adviser (a series of Delaware Management Business
                                       Trust)

                                       Managing Director of Vantage Investment Advisers (a series of Delaware Management
                                       Business Trust)

                                       Prior to joining Delaware Investments in 1997, Mr. Connors was a Principal at
                                       Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research.  He previously held positions at CoreStates
                                       Investment Advisers and Fauquier National Bank.
-------------------------------------- -----------------------------------------------------------------------------------
J. Paul Dokas (41)                     Senior Vice President/Director of Research, Quantitative of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                       Management Company (a series of Delaware Management Business Trust), Delaware
                                       Investment Advisers (a series of Delaware Management Business Trust) and Delaware
                                       Lincoln Investment Adviser (a series of Delaware Management Business Trust)

                                       Managing Director of Vantage Investment Advisers (a series of Delaware
                                       Management Business Trust)

                                       Before joining Delaware Investments in 1997, he was a Director of Trust
                                       Investments for Bell Atlantic Corporation in Philadelphia.
-------------------------------------- -----------------------------------------------------------------------------------
John B. Fields (55)                    Senior Vice President/Senior Portfolio Manager of the Trust and each of the other
                                       32 investment companies in the Delaware Investments family, Delaware Management
                                       Company (a series of Delaware Management Business Trust), Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust) and Delaware Capital
                                       Management, Inc.

                                       Trustee of Delaware Management Business Trust

                                       During the past five years, Mr. Fields has served in various capacities within
                                       Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------
Andrea Giles (48)                      Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                       series of Delaware Management Business Trust) and Delaware Capital Management,
                                       Inc.

                                       Before joining Delaware Investments in 1996, Ms. Giles was an account officer in the Leveraged Capital Group with Citibank.
-------------------------------------- -----------------------------------------------------------------------------------
Paul Grillo (42)                       Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                       Company (a series of Delaware Management Business Trust), Delaware Investment
                                       Advisers (a series of series of Delaware Management Business Trust) and Delaware
                                       Capital Management, Inc.

                                       During the past five years, Mr. Grillo has served in various capacities at different times within Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------

-------------------------------------- -----------------------------------------------------------------------------------
Officer                                Business Experience
-------------------------------------- -----------------------------------------------------------------------------------
John A. Heffern (39)                   Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                       series of series of Delaware Management Business Trust)

                                       Prior to joining Delaware Investments in 1997, Mr. Heffern was a Senior Vice
                                       President, Equity Research at NatWest Securities Corporation's Specialty Finance
                                       Services unit.  Prior to that, he was a Principal and Senior Regional Bank
                                       Analyst at Alex. Brown & Sons.
-------------------------------------- -----------------------------------------------------------------------------------
Frank J. Houghton, Jr. (66)            Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                       Company (a series of Delaware Management Business Trust) and Delaware Investment
                                       Advisers (a series of series of Delaware Management Business Trust)

                                       Executive Vice President of Delaware General Management, Inc.

                                       Before joining Delaware Investments in March 2000, Mr. Houghton was President and
                                       Portfolio Manager with Lynch and Mayer, Inc. from 1990 to 2000.
-------------------------------------- -----------------------------------------------------------------------------------
Jeffrey W. Hynoski (39)                Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                       series of series of Delaware Management Business Trust)

                                       Prior to joining Delaware Investments in 1998, Mr. Hynoski served as a Vice
                                       President at Bessemer Trust Company.  Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management.
-------------------------------------- -----------------------------------------------------------------------------------
John B. Jares (35)                     Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                       Company (a series of Delaware Management Business Trust) and Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Before joining Delaware Investments in March 2000, Mr. Jares served as a portfolio manager for Berger Funds.  Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management.
-------------------------------------- -----------------------------------------------------------------------------------
Steven T. Lampe (32)                   Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                       series of Delaware Management Business Trust) and Delaware Capital Management,
                                       Inc.

                                       During the past five years, Mr. Lampe has served in various capacities at different times within Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------
Francis X. Morris (40)                 Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                       Company (a series of Delaware Management Business Trust) and Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Before joining Delaware Investments in 1997, Mr. Morris served as Vice President and Director of Equity Research at PNC Asset Management.
-------------------------------------- -----------------------------------------------------------------------------------
Thomas J. Trotman (50)                 Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                       series of series of Delaware Management Business Trust)

                                       During the past five years, Mr. Trotman has served in various capacities at different times within Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------
Lori P. Wachs (32)                     Vice President/Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                       series of series of Delaware Management Business Trust)

                                       During the past five years, Ms. Wachs has served in various capacities at different times within Delaware Investments.
-------------------------------------- -----------------------------------------------------------------------------------

The following table shows each trustee's ownership of shares of the Fund and of all Delaware Investments funds as of December 31, 2001.

-----------------------------------------------------------------------------------------------------------
          Name of Trustee            Dollar Range of Equity Securities   Aggregate Dollar Range of Equity
                                                in the Fund                Securities in All Registered
                                                                         Investment Companies Overseen by
                                                                          Trustee in Family of Investment
                                                                                     Companies
-----------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.             None                               Over $100,000
-----------------------------------------------------------------------------------------------------------
David K. Downes                      None                               Over $100,000
-----------------------------------------------------------------------------------------------------------
Walter A. Babich                     None                               Over $100,000
-----------------------------------------------------------------------------------------------------------
John H. Durham                       None                               Over $100,000
-----------------------------------------------------------------------------------------------------------
John A. Fry                          None                               None
-----------------------------------------------------------------------------------------------------------
Anthony D. Knerr                     None                               $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------
Ann R. Leven                         None                               Over $100,000
-----------------------------------------------------------------------------------------------------------
Thomas F. Madison                    None                               $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------
Janet L. Yeomans                     None                               None
-----------------------------------------------------------------------------------------------------------

         The following is a compensation table listing, for each Trustee entitled to receive compensation, the aggregate compensation received from the Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 2001, and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 2001. Only the independent Trustees of the Trust receive compensation from the Trust.

        ------------------------------------------------------------------------------------------------------
                                                        Pension or                                Total
                                                        Retirement         Estimated          Compensation
                                      Aggregate      Benefits Accrued        Annual        from the Investment
                                     Compensation       as Part of          Benefits            Companies
                                    received from          Trust              Upon             in Delaware
          Name                        the Trust          Expenses         Retirement(1)      Investments(2)
        ------------------------------------------------------------------------------------------------------
        Ann R. Leven                      $0               None                 $0                 $0
        Walter P. Babich                  $0               None                 $0                 $0
        Anthony D. Knerr                  $0               None                 $0                 $0
        Charles E. Peck(3)                $0               None                 $0                 $0
        Thomas F. Madison                 $0               None                 $0                 $0
        John H. Durham                    $0               None                 $0                 $0
        Janet L. Yeomans                  $0               None                 $0                 $0
        ------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a Trustee or Director for a period equal to the lesser of the number of years that such person served as a Trustee or Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to Trustees/Directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of December 31, 2000, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a Trustee or Director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director receives a total annual retainer fee of $50,000 for serving as a Trustee/Director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each nominating committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $8,000 from all investment companies.
(3) Mr. Peck retired from the Board of Trustees of the Trust and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000.

The Board of Trustees has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held six meetings during the Trust's last fiscal year.

Nominating Committee: This committee recommends board members, fills vacancies and considers the qualifications of board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee did not meet during the Trust's last fiscal year.

         As a group, the officers and Trustees owned less than 1% of the outstanding shares of each class of each Series. As of March 31, 2001, management believes the following accounts held 5% of record or more of the outstanding shares of each Series of the Trust. Management has no knowledge of beneficial ownership of the Trust's shares:

        ------------------------------ --------------------------------------------- ---------------- --------------
        Series                         Name and Address of Account                      Share Amount     Percentage

        ------------------------------ --------------------------------------------- ---------------- --------------
        Balanced Series                SMA Life Assurance Company                      7,327,134.216         95.44%
        (Standard Class)               Separate Account VA-K
                                       440 Lincoln Street
                                       Worcester, MA 01653
        ------------------------------ --------------------------------------------- ---------------- --------------
        (Service Class)                Delaware Management Business Trust - DIA              342.323        100.00%
                                       1818 Market Street
                                       Philadelphia, PA 19103
        ------------------------------ --------------------------------------------- ---------------- --------------
        Capital Reserves Series        SMA Life Assurance Company                      2,637,219.219         91.21%
        (Standard Class)               Separate Account VA-K
                                       440 Lincoln Street
                                       Worcester, MA 01653
        ------------------------------ --------------------------------------------- ---------------- --------------
                                       State Mutual Life Insurance Company               169,725.538          5.87%
                                       Separate Account VEL II
                                       440 Lincoln Street
                                       Worcester, MA 01653
        ------------------------------ --------------------------------------------- ---------------- --------------
        (Service Class)                Delaware Management Business Trust - DIA              573.547        100.00%
                                       1818 Market Street
                                       Philadelphia, PA 19103
        ------------------------------ --------------------------------------------- ---------------- --------------
        Cash Reserve Series            SMA Life Assurance Company                      4,616,918.609         95.31%
        (Standard Class)               Separate Account VA-K
                                       440 Lincoln Street
                                       Worcester, MA 01653
        ------------------------------ --------------------------------------------- ---------------- --------------
        (Service Class)                Delaware Management Business Trust - DIA              526.390        100.00%
                                       1818 Market Street
                                       Philadelphia, PA 19103
        ------------------------------ --------------------------------------------- ---------------- --------------
        Convertible Securities Series  SMA Life Assurance Company                        639,796.374         70.00%
        (Standard Class)               Separate Account - C
                                       440 Lincoln Street
                                       Worcester, MA 01653
        ------------------------------ --------------------------------------------- ---------------- --------------
                                       Lincoln National Life Company                     236,174.602         25.84%
                                       Separate Account - C Seed Account
                                       1300 South Clinton Street
                                       Fort Wayne, IN 46801
        ------------------------------ --------------------------------------------- ---------------- --------------
        (Service Class)                Delaware Management Business Trust - DIA              458.669        100.00%
                                       1818 Market Street
                                       Philadelphia, PA 19103
        ------------------------------ --------------------------------------------- ---------------- --------------
        Devon Series                   SMA Life Assurance Company                      2,904,045.874         82.56%
        (Standard Class)               Separate Account - C
                                       440 Lincoln Street
                                       Worcester, MA 01653
        ------------------------------ --------------------------------------------- ---------------- --------------
                                       Lincoln Life Variable Annuity                     426,697.670         12.13%
                                       Account N
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46801
        ------------------------------ --------------------------------------------- ---------------- --------------
        (Service Class)                Delaware Management Business Trust - DIA              381.664        100.00%
                                       1818 Market Street
                                       Philadelphia, PA 19103
        ------------------------------ --------------------------------------------- ---------------- --------------

        -------------------------------- --------------------------------------------- ---------------- --------------
        Series                           Name and Address of Account                      Share Amount     Percentage

        -------------------------------- --------------------------------------------- ---------------- --------------
        Emerging Markets Series          SMA Life Assurance Company                      1,244,722.640         64.70%
        (Standard Class)                 Separate Account - C
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         Lincoln Life Variable Annuity                     348,249.778         18.10%
                                         Account N
                                         1300 S Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         Lincoln Life Flexible Premium                     114,349.317          5.94%
                                         Variable Life Account - M
                                         1300 S Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
        (Service Class)                  Lincoln Life National Life                         36,434.146         96.83%
                                         Separate Account - N
                                         1300 S Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
        Global Bond Series               Lincoln National Life Company                   1,210,978.063         71.24%
        (Standard Class)                 Separate Account - C
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         SMA Life Assurance Company                        460,612.884         27.10%
                                         Separate Account - C
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ---------------- --------------
        (Service Class)                  Delaware Management Business Trust - DIA              556.312        100.00%
                                         1818 Market Street
                                         Philadelphia, PA 19103
        -------------------------------- --------------------------------------------- ---------------- --------------
        Growth and Income Series         SMA Life Assurance Company                     15,395,842.384         66.85%
        (Standard Class)                 Separate Account VA-K
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         Lincoln National Life Company                   5,566,239.938         24.17%
                                         Separate Account - C
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
        (Service Class)                  Lincoln National Life Company                      51,313.895         98.80%
                                         Separate Account - C
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
        Growth Opportunities Series      SMA Life Assurance Company                      8,950,467.113         95.56%
        (Standard Class)                 Separate Account VA-K
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ---------------- --------------
        (Service Class)                  Allmerica Financial Life                        1,836,486.074         96.22%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ---------------- --------------
        High Yield Series                SMA Life Assurance Company                      8,152,837.332         77.41%
        (Standard Class)                 Separate Account VA-K
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         Lincoln Life Variable                           1,638,022.982         15.55%
                                         Annuity Account N
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------

        -------------------------------- --------------------------------------------- ----------------- -------------
        Series                           Name and Address of Account                       Share Amount    Percentage

        -------------------------------- --------------------------------------------- ----------------- -------------
        High Yield Series                Lincoln National Life Company                     415,023.267         94.77%
        (Service Class)                  Separate Account - C
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         Lincoln Life and Annuity New York                  22,064.792          5.04%
                                         Separate Account -  N
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
        International Equity Series      SMA Life Assurance Company                     14,397,421.271         94.99%
        (Standard Class)                 Separate Account VA-K
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ---------------- --------------
        (Service Class)                  Delaware Management Business Trust - DIA              334.879        100.00%
                                         1818 Market Street
                                         Philadelphia, PA 19103
        -------------------------------- --------------------------------------------- ---------------- --------------
        REIT Series                      Lincoln National Life Company                   2,695,775.711         48.26%
        (Standard Class)                 Separate Account - C
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         The Travelers SEP Account ABD2                  1,482,677.970         26.55%
                                         For Variable Annuities
                                         One Tower Square 5MS
                                         Hartford, CT 06183
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         SMA Life Assurance Company                        486,082.224          8.70%
                                         Separate Account - C
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         The Travelers SEP Account ABD                     387,374.559          6.94%
                                         For Variable Annuities
                                         One Tower Square 5MS
                                         Hartford, CT 06183
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         Lincoln Life Variable Annuity                     375,906.145          6.73%
                                         Account N
                                         1300 S Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
        (Service Class)                  Lincoln National Life Company                     191,349.445         60.37%
                                         Separate Account N
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         Lincoln National Life Company                      83,762.764         26.42%
                                         LL VAR ANN I
                                         1300 South Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
                                         Lincoln National Life Company                      40,916.284         12.91%
                                         LLNY VAR ANN I
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------
        Select Growth Series             SMA Life Assurance Company                      5,753,603.274         81.05%
        (Standard Class)                 Separate Account - C
                                         440 Lincoln Street
                                         Worcester, MA 01653

        -------------------------------- --------------------------------------------- ---------------- --------------
                                         Lincoln Life Variable Annuity                   1,117,136.256         15.74%
                                         Account N
                                         1300 S Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ---------------- --------------


        ------------------------------------ -------------------------------------------- ----------------- -------------
        Series                               Name and Address of Account                      Share Amount    Percentage

        ------------------------------------ -------------------------------------------- ----------------- -------------
        Select Growth Series                 Allmerica Financial Life                        1,379,542.133        84.12%
         (Service Class)                     Separate Accounts
                                             440 Lincoln Street
                                             Worcester, MA 01653
        ------------------------------------ -------------------------------------------- ----------------- -------------
                                             Lincoln National Life Company                     258,686.297        15.77%
                                             Separate Account N
                                             1300 South Clinton Street
                                             Fort Wayne, IN 46801
        ------------------------------------ -------------------------------------------- ----------------- -------------
        Small Cap Value Series               SMA Life Assurance Company                      4,050,357.618        66.43%
        (Standard Class)                     Separate Account VA-K
                                             440 Lincoln Street
                                             Worcester, MA 01653
        ------------------------------------ -------------------------------------------- ----------------- -------------
                                             The Travelers SEP Account ABD for                 549,366.305         9.01%
                                             Variable Annuities
                                             The Travelers Insurance Company
                                             One Tower Square
                                             Hartford, CT 06183
        ------------------------------------ -------------------------------------------- ----------------- -------------
                                             Lincoln Life Variable                             450,445.977         7.39%
                                             Annuity Account N
                                             1300 South Clinton Street
                                             Fort Wayne, IN 46801
        ------------------------------------ -------------------------------------------- ----------------- -------------
                                             The Travelers SEP Account ABD for                 430,286.520         7.06%
                                             Variable Annuities
                                             The Travelers Insurance Company
                                             One Tower Square
                                             Hartford, CT 06183
        ------------------------------------ -------------------------------------------- ----------------- -------------
        (Service Class)                      Lincoln Life National Life                        114,113.710        99.05%
                                             Separate Account - N
                                             1300 South Clinton Street
                                             Fort Wayne, IN 46801
        ------------------------------------ -------------------------------------------- ----------------- -------------
        Social Awareness Series              SMA Life Assurance Company                      1,584,920.745        72.92%
        (Standard Class)                     Separate Account - C
                                             440 Lincoln Street
                                             Worcester, MA 01653
        ------------------------------------ -------------------------------------------- ----------------- -------------
                                             Lincoln National Life Company                     555,158.076        25.54%
                                             Separate Account - N
                                             1300 South Clinton Street
                                             P.O. Box 2340
                                             Fort Wayne, IN 46801
        ------------------------------------ -------------------------------------------- ----------------- -------------
        (Service Class)                      Lincoln National Life Company                      31,814.282        98.16%
                                             Separate Account - N
                                             1300 South Clinton Street
                                             Fort Wayne, IN 46801
        ------------------------------------ -------------------------------------------- ----------------- -------------
        Strategic Income Series              SMA Life Assurance Company                      1,753,107.898        90.79%
        (Standard Class)                     Separate Account - C
                                             440 Lincoln Street
                                             Worcester, MA 01653
        ------------------------------------ -------------------------------------------- ----------------- -------------
                                             State Mutual Life Insurance Company               177,842.587         9.21%
                                             Separate Account VEL II
                                             440 Lincoln Street
                                             Worcester, MA 01653
        ------------------------------------ -------------------------------------------- ----------------- -------------
        (Service Class)                      Delaware Management Business Trust - DIA              644.568       100.00%
                                             1818 Market Street
                                             Philadelphia, PA 19103
        ------------------------------------ -------------------------------------------- ----------------- -------------
        Technology and Innovation Series     Lincoln National Life Company                     250,000.000        83.45%
        (Standard Class)                     Separate Account - C Seed Account
                                             1300 South Clinton Street
                                             Fort Wayne, IN 46801
        ------------------------------------ -------------------------------------------- ----------------- -------------
                                             Allmerica Financial                                49,227.562        16.43%
                                             Separate Accounts
                                             440 Lincoln Street
                                             Worcester, MA 01653
        ------------------------------------ -------------------------------------------- ----------------- -------------
        Technology and Innovation Series     Delaware Management Business Trust - DIA              500.000       100.00%
        (Service Class)                      1818 Market Street
                                             Philadelphia, PA 19103
        ------------------------------------ -------------------------------------------- ----------------- -------------

        ------------------------------------ -------------------------------------------- ----------------- -------------
        Trend Series                         Lincoln National Life Company                  16,110,799.855        66.50%
        (Standard Class)                     Separate Account - C
                                             1300 South Clinton Street
                                             Fort Wayne, IN 46801
        ------------------------------------ -------------------------------------------- ----------------- -------------
                                             SMA Life Assurance Company                      4,527,423.310        18.69%
                                             Separate Account VA-K
                                             440 Lincoln Street
                                             Worcester, MA 01653
        ------------------------------------ -------------------------------------------- ----------------- -------------
                                             Lincoln Life Variable                           1,842,906.697         7.61%
                                             Annuity Account N
                                             1300 South Clinton Street
                                             Fort Wayne, IN 46801
        ------------------------------------ -------------------------------------------- ----------------- -------------
        (Service Class)                      Lincoln Life National Life                        355,050.950        93.50%
                                             Separate Account - N
                                             1300 South Clinton Street
                                             Fort Wayne, IN 46801
        ------------------------------------ -------------------------------------------- ----------------- -------------
        U.S. Growth Series                   SMA Life Assurance Company                      2,455,812.553        97.81%
        (Standard Class)                     Separate Account - C
                                             440 Lincoln Street
                                             Worcester, MA 01653

        ------------------------------------ -------------------------------------------- ----------------- -------------
        (Service Class)                      Delaware Management Business Trust - DIA              461.156       100.00%
                                             1818 Market Street
                                             Philadelphia, PA 19103
        ------------------------------------ -------------------------------------------- ----------------- -------------

GENERAL INFORMATION

         The Trust, which was organized as a Maryland corporation in 1987 and reorganized as a Delaware business trust on December 15, 1999, is an open-end registered management investment company. With the exception of Emerging Markets, Global Bond, Technology and Innovation, and REIT Series, each Series operates as a diversified fund as defined by the 1940 Act. Emerging Markets, Global Bond, Technology and Innovation and REIT Series operate as nondiversified funds as defined by the 1940 Act.

         Delaware Management is the investment manager of each Series of the Trust other than International Equity, Global Bond and Emerging Markets Series. Delaware International is the investment manager of International Equity, Global Bond and Emerging Markets Series and is the sub-advisor to the Strategic Income Series. Delaware Management or its affiliate, Delaware International, also manages the other funds in the Delaware Investments family. Although investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

         The Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-Advisor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Series, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-advisor are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Trust and for the other mutual funds in the Delaware Investments family. The Distributor offers Trust shares on a continuous basis.

         The Chase Manhattan Bank, located at Chase Metrotech Center, Brooklyn, New York 11245, serves as the custodian of each Series' assets.

         The Transfer Agent, an affiliate of Delaware Management and Delaware International, acts as shareholder servicing, dividend disbursing and transfer agent for the Trust and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid an annual fee equal to 0.01% of the average daily net assets of each Series. Compensation is approved each year by the Board of Trustees, including a majority of the disinterested Trustees. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with Delaware Management or its distribution relationship with the Distributor, Delaware Management and its affiliates could cause the Trust to delete the words "Delaware Group" from the Trust's name.

         Each Series reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern and/or who: (i) makes an exchange request out of the Series within two weeks of an earlier exchange request out of the Series, or (ii) makes more than two exchanges out of the Series per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Series' net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, may be aggregated for purposes of the exchange limits.

         Each Series also reserves the right to refuse the purchase side of an exchange request by any person or group if, in Delaware Management's or Delaware International's judgment, the Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Purchase exchanges may be restricted or refused if a Series receives or anticipates simultaneous order affecting significant portions of the Series' assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Series and therefore may be refused.

         The initial public offering date for the Growth and Income, High Yield, Capital Reserves, Cash Reserve and Balanced Series was July 28, 1988. The initial public offering date for Growth Opportunities Series was July 2, 1991. International Equity Series commenced operations on October 29, 1992. Small Cap Value and Trend Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996 and for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series was May 1, 1997. REIT Series commenced operations on May 4, 1998. Select Growth Series commenced operations on May 3, 1999. U.S. Growth Series commenced operations on November 15, 1999. Technology and Innovation Series commenced operations on August 21, 2000.

Euro
         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the Euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.

         Although it is not possible to predict the impact of the Euro implementation plan on the Trust, the transition to the Euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the Euro; (iii) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rate, tax and labor regimes of European countries participating in the Euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the Euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the Euro or on the computer systems used by the Trust's service providers to process the Trust's transactions.

         Further, the process of implementing the Euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Trust. Because of the number of countries using this single currency, a significant portion of the assets of the Trust may be denominated in the Euro.

Capitalization
         Each Series offers two classes of shares, Standard Class and Service Class. Additional classes of shares may be offered in the future.

         The Trust has at present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Although all shares have equal voting rights on matters affecting the entire Trust, each Series would vote separately on any matter which affects only that Series, such as certain material changes to investment advisory contracts or as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Each Class of each Series represents a proportionate interest in the assets of that Series, and each has the same voting and other rights and preferences, except the Standard Class of a Series may not vote on any matter affecting the Plan under Rule 12b-1 that applies to the Service Class of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

Noncumulative Voting
         Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC. Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

FINANCIAL STATEMENTS

         Ernst & Young LLP, 2005 Market Street, Philadelphia, PA 19103-7094, serves as the independent auditors for the Trust and, in its capacity as such, audits the annual financial statements of the Series. Each Series' Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended December 31, 2001 are included in each Series' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--DESCRIPTION OF RATINGS

Bonds
         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations; extremely strong capacity to pay principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest; A--strong ability to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds. BB, B, CCC, CC, C--regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; D--in default.

         Plus (+) or minus (-) may be added to ratings from AA to CCC to show relative standing within the major rating categories.

         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         For rating categories Aa to Caa, Moody's includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively

Commercial Paper
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--degree of safety regarding timely payment is strong; a plus (+) sign denotes extremely strong safety characteristics; A-2--capacity for timely payment is satisfactory; the relative degree of safety is not as high as for issuers designated A-1.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--superior quality; P-2--strong quality.

         Excerpts from Fitch, Inc.'s description of its highest ratings: F-1+ --Exceptionally strong quality; F-1 --Very strong quality; F-2 --Good credit quality.

                                     PART C
                                Other Information

Item 23  Exhibits

         (a)   Agreement and Declaration of Trust.
               ----------------------------------

               (1)  Executed Agreement and Declaration of Trust (December 17,
                    1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

               (2) Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (b)   By-Laws.
               -------

               (1) By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (c)   Copies of All Instruments Defining the Rights of Holders.
               --------------------------------------------------------

               (1) Agreement and Declaration of Trust. Articles III, V, and VI of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

               (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (d)   Investment Management Agreements.
               --------------------------------

               (1) Executed Investment Management Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant attached as exhibit.

                    (i) Executed Amendment No. 1 to Exhibit A of the Investment Management Agreement (August 21, 2000) between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

               (2) Executed Investment Management Agreement (December 15, 1999) between Delaware International Advisers, Ltd. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

               (3) Executed Sub-Advisory Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of Strategic Income Series incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

         (e)   Distribution Agreement.
               ----------------------

               (1) Executed Distribution Agreement (April 19, 2001) between Delaware Distributors, L.P. and the Registrant on behalf of each Series attached as exhibit.

               (2) Executed Financial Intermediary Distribution Agreement (January 1, 2001) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant attached as Exhibit.

                    (i) Executed Appendix A (December 20, 2001) to Financial Intermediary Distribution Agreement attached as Exhibit.

         (f)   Not applicable.
               ---------------

         (g)   Custodian Agreements.
               --------------------

               (1) Custodian Agreement (December 1999) (Module) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                    (i) Amendment (December 1999) to Custodian Agreement between The Chase Manhattan Bank and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

               (2) Form of Securities Lending Agreement (December 1999) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

               (3) Letter adding Convertible Securities Series, Devon Series, Emerging Markets Series, Social Awareness Series and Strategic Income Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 24 filed on April 27, 1998.

               (4) Letter (April 30, 1998) adding REIT Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 25 filed on February 12, 1999.

               (5) Letter (May 1, 1999) adding Aggressive Growth Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 28 filed on October 15, 1999.

               (6) Letter (October 15, 1999) adding U.S. Growth Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

               (7) Letter (August 21, 2000) adding the Technology and Innovation Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

               (8) Letter (January 17, 2002) adding the Trend Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant attached as Exhibit.

         (h)   Other Material Contracts.
               ------------------------

               (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant attached as exhibit.

               (2) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) (Module) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                    (i) Executed Amendment No. 24 (June 26, 2001) to the Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

         (i)   Opinion of Counsel.
               ------------------

               (1) Opinion of counsel incorporated into this filing by reference to Post-Effective Amendment No. 32 filed June 5, 2000.

         (j)   Consent of Auditors.
               -------------------

               (1)  To be filed by Amendment.

         (k-l) Not applicable.
               ---------------

         (m)   Plan under Rule 12b-1.
               ---------------------

               (1) Rule 12b-1 Plan (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

         (n)   Rule 18f-3 Plan.
               ---------------

               (1) Rule 18f-3 Plan (November 16, 2000) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

         (o)   Not applicable.

         (p)   Code of Ethics.
               --------------

               (1)  Delaware Investments Family of Funds Code of Ethics (June
                    2000) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

               (2) Delaware Management Business Trust, Delaware International Advisers Ltd., Delaware Distributors, L.P., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Service Company, Inc. and Delaware Management Trust Company Code of Ethics (June 2000) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

               (3)  Lincoln Financial Distributors, Inc. Code of Ethics (June
                    2000) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

         (q)   Other:   Trustees' Power of Attorney.
                        ---------------------------

               (1) Powers of Attorney (January 9, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

Item 24. Persons Controlled by or under Common Control with Registrant.  None.
         -------------------------------------------------------------

Item 25. Indemnification.  Article VI of the By-Laws incorporated into this
         ---------------   filing by reference to Post-Effective Amendment No.
                           29 filed December 14, 1999.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

         (a) Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.(1)                       Chief Executive Officer of Delaware Management Company, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and Delaware
                                                  General Management, Inc.

                                                  Chairman and Director of Delaware International Advisers Ltd.

                                                  Chairman of each fund in the Delaware Investments family

                                                  Chief Executive Officer and Director/Trustee of DMH Corp., Delaware Management
                                                  Company, Inc., Delaware International Holdings Ltd., Delaware Management
                                                  Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Holdings, Inc. and Lincoln National Investment Companies, Inc.

                                                  President/Chief Executive Officer of Delaware Lincoln Cash Management and
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Director of Delaware Service Company, Inc., Delaware Capital Management Inc.,
                                                  Retirement Financial Services, Inc. and Delaware Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust)

                                                  Chairman/President/Chief Executive Officer and Director/Trustee of Delaware
                                                  Services Company, Inc. and Retirement Financial Services, Inc.

                                                  Chairman/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Trust Company

                                                  President/Chief Executive Officer/Chief Financial Officer of each fund in the
                                                  Delaware Investments family

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Capital
                                                  Management, Inc.

                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of Delaware International Holdings Ltd.

                                                  President/Chief Operating Officer and Director/Trustee of Delaware General
                                                  Management, Inc.

                                                  President and Director of Delaware Management Company, Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer and
                                                  Director/Trustee of DMH Corp., Delaware Distributors, Inc., Delaware
                                                  Management Business Trust, Lincoln National Investment Companies, Inc. and
                                                  Founders Holdings, Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer of
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers, Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Founders
                                                  CBO Corporation

                                                  Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash
                                                  Management (a series of Delaware Management Business Trust)

                                                  Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------------------
William E. Dodge                                  Executive Vice President/Chief Investment Officer, Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Delaware Capital Management, Inc., Lincoln National
                                                  Investment Companies, Inc. and each fund in the Delaware Investments family

                                                  President/Chief Investment Officer, Equity of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust)

                                                  President of Vantage Investment Advisers (a series of Delaware Management
                                                  Business Trust)

                                                  Executive Vice President of Delaware Management Business Trust
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (2)                              Executive Vice President of Fixed-Income of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., Delaware Capital Management, Inc., Lincoln National Investment
                                                  Companies, Inc., Founders Holdings, Inc. and each fund in the Delaware
                                                  Investments family

                                                  President and Director of Founders CBO Corporation

                                                  Executive Vice President of Delaware Management Business Trust and Delaware
                                                  Lincoln Cash Management (a series of Delaware Management Business Trust)

                                                  Director of HYPPCO Finance Company Ltd.
----------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Cash Management, Delaware Lincoln Investment Advisers, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Lincoln National Investment Companies, Inc.,
                                                  Founders CBO Corporation and each fund in the Delaware Investments family

                                                  President/Chief Executive Officer and Director of Delaware Distributors, Inc.

                                                  President/Chief Executive Officer of Delaware Distributors, L.P.

                                                  Executive Vice President/General Counsel/Chief Administrative Officer and
                                                  Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware
                                                  Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Management Trust Company, Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Delaware Investments
                                                  U.S., Inc. and DIAL Holding Company, Inc.

                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd. and Founders Holdings, Inc.

                                                  Director of Delaware International Advisers Ltd. and HYPPCO Finance Company
                                                  Ltd.

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
----------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer, Growth Investing of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Capital Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                                  Distributors, L.P., Delaware Distributors, Inc. and Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Operations and Director of Delaware  Management Trust
                                                  Company
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Capital Management,
                                                  Inc., Delaware Distributors, L.P. and Founders Holdings, Inc.

                                                  Senior Vice President/Treasurer of Delaware Service Company, Inc., Founders
                                                  CBO Corporation and each fund in the Delaware Investments family

                                                  Senior Vice President/Treasurer/Investment Accounting of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings Ltd.

                                                  Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers, Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                                  Corp., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Lincoln National
                                                  Investment Companies, Inc., Delaware Investments U.S., Inc., DIAL Holding
                                                  Company, Inc. and each fund in the Delaware Investments family

                                                  Senior Vice President/Compliance Director/Assistant Secretary of Delaware
                                                  Management Trust Company
----------------------------------------------------------------------------------------------------------------------------------
Ryan K. Brist(3)                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Chief Investment Officer, Value Investing of Delaware
                                                  Management Company, Delaware Investment Advisers, Vantage Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Capital
                                                  Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Donald M. Cobin(4)                                Senior Vice President/Director of Research of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Director of Research, Fundamental of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust) and each fund in the
                                                  Delaware Investments family

                                                  Managing Director of Vantage Investment Advisers (a series of Delaware
                                                  Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments family

                                                  Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Capital Management,
                                                  Inc. and each fund in the Delaware Investments family

                                                  Senior Vice President/Equity Trading of Vantage Investment Advisers (a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
J. Paul Dokas                                     Senior Vice President/Director of Research, Quantitative of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family

                                                  Managing Director of Vantage Investment Advisers (a series of Delaware
                                                  Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family

                                                  Trustee of Delaware Management Business Trust
----------------------------------------------------------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller/Treasurer of Delaware Management
                                                  Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers, Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Management Company, Inc., Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                                  Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Business Trust, Lincoln National Investment Companies,
                                                  Inc., Founders Holdings, Inc., Delaware Investments U.S., Inc and DIAL Holding
                                                  Company, Inc.

                                                  Executive Vice President/Chief Financial Officer/Treasurer and Director of
                                                  Delaware Management Trust Company

                                                  Executive Vice President/Chief Financial Officer of Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Corporate Controller of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments family

                                                  Senior Vice President/Assistant Treasurer of Founders CBO Corporation
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers, Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Lincoln National Investment Companies, Inc., Delaware Investments U.S., Inc,
                                                  DIAL Holding Company, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/Deputy General Counsel/Secretary of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service Company,
                                                  Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Management Trust Company,  Delaware General Management, Inc.,
                                                  Delaware Management Business Trust, Lincoln National Investment Companies,
                                                  Inc., Founders Holdings, Inc., Founders CBO Corporation and each fund in the
                                                  Delaware Investments family

                                                  Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  International Holdings Ltd.

                                                  Senior Vice President/General Counsel/Secretary of Delaware Distributors,
                                                  L.P., Delaware Distributors, Inc.

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
----------------------------------------------------------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Service Company, Inc.

                                                  Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Assistant Treasurer of each fund in the Delaware
                                                  Investments family

                                                  Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers,
                                                  Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Retirement Financial Services, Inc. and Delaware Distributors, L.P.
----------------------------------------------------------------------------------------------------------------------------------
Frank M. Staves                                   Senior Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Peter C. Andersen(5)                              Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Joseph Baxter                                     Vice President/Senior Municipal Bond Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
----------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
----------------------------------------------------------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
----------------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
David F. Connor (6)                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers, Vantage Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Management Trust Company, Delaware Distributors,
                                                  L.P., Delaware Distributors, Inc., Delaware General Management, Inc., Delaware
                                                  Management Business Trust, Lincoln National Investment Companies, Inc.,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc. and each fund in the Delaware Investments family

                                                  Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse                                   Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investment family
----------------------------------------------------------------------------------------------------------------------------------
Joseph F. DeMichele                               Vice President/High Grade Trading of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Lincoln National Investment Companies, Inc., Founders Holdings, Inc., Founders
                                                  CBO Corporation and each fund in the Delaware Investments family

                                                  Vice President/Taxation/Assistant Secretary of Vantage Investment Advisers (a
                                                  series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers  (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
----------------------------------------------------------------------------------------------------------------------------------
Brian Funk                                        Vice President/High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family

                                                  Vice President/Research Analyst of Delaware Lincoln Investment Advisers (a
                                                  series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Service Company, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Brent C. Garrells                                 Vice President/ High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family

                                                  Vice President/ Research Analyst of Delaware Lincoln Investment Advisers (a
                                                  series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Andrea Giles                                      Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Francis J. Houghton, Jr. (7)                      Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments family

                                                  Executive Vice President of Delaware General Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/ Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Management Trust Company, Delaware
                                                  Distributor, L.P., Delaware Distributors, Inc., Delaware General Management,
                                                  Inc., Delaware Management Business Trust and Lincoln National Investment
                                                  Companies, Inc.

                                                  Vice President/Treasurer/Secretary of Vantage Investment Advisers (a series of
                                                  Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
SooHee Lee                                        Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Michael Morris                                    Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers, Vantage Investment Adviser
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                                  Delaware General Management, Inc., Delaware Management Business Trust, Lincoln
                                                  National Investment Companies, Inc., Delaware Investments U.S., Inc., DIAL
                                                  Holding Company, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Timothy L. Rabe (8)                               Vice President/High Yield Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and Founders Holdings, Inc.

                                                  Vice President/High Yield Trader and Director of Founders CBO  Corporation
----------------------------------------------------------------------------------------------------------------------------------
Richard Salus                                     Vice President/ Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers, Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Business Trust, Lincoln National Investment Companies,
                                                  Inc., Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Robert D. Schwartz(9)                             Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Retirement Financial Services, Inc.

                                                  Vice President/Assistant Treasurer of Vantage Investment Advisers (a series of
                                                  Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Brenda L. Sprigman                                Vice President/Business Manager, Fixed Income of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Matthew J. Stephens(10)                           Vice President/Senior High Grade Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Service
                                                  Company, Inc., Delaware Distributors, L.P. and Delaware Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Ward W. Tatge(11)                                 Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
James J. Wright(12)                               Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

*Business Address is 2005 Market Street, Philadelphia, PA 19103.

-------------------------------------------------------------------------------
(1) PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA March 1998-January 2000.
(2) SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.
(3) SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995-August 2000.
(4) ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.
(5) PORTFOLIO MANAGER Conseco Capital Management, Indianapolis, IN, December 1997-July 2000.
(6) ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998-July 2000.
(7) PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.
(8) PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996-July2000.
(9) VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.
(10) ASSISTANT VICE PRESIDENT/SENIOR SECURITY ANALYST, Conseco Capital Management, Carmel, Indiana, September 1994 - June 2000
(11) HIGH-YIELD ANALYST, Credit Suisse First Boston, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital Management, Indianapolis, IN 1999 to 2000.
(12) MANAGING DIRECTOR/RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997-May 2000.
-------------------------------------------------------------------------------

         Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.

--------------------------------------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other
Business Address            Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------
*Charles E. Haldeman, Jr.   Chairman and Director of Delaware International Advisers Ltd.  Chief Executive Officer of
                            Delaware Management Company, Vantage Investment Advisers (each a series of Delaware
                            Management Business Trust) and Delaware General Management, Inc.  Chairman of each fund in the Delaware Investments family.  Chief Executive Officer and Director/Trustee of DMH Corp.,
                            Delaware Management Company, Inc., Delaware International Holdings Ltd., Delaware Management
                            Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.
                            President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings, Inc.
                            and Lincoln National Investment Companies, Inc.  President/Chief Executive Officer of
                            Delaware Lincoln Cash Management and Delaware Lincoln Investment Advisers (each a series of
                            Delaware Management Business Trust).  Director of Delaware Service Company, Inc., Delaware
                            Capital Management Inc., Retirement Financial Services, Inc. and Delaware Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------------
**G. Roger H. Kitson        Vice Chairman and Director of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**David G. Tilles           Managing Director and Chief Investment Officer of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**John Emberson             Chief Operating Officer/Finance Director/Company Secretary/Compliance Officer and Director of
                            Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Clive A. Gillmore         Senior Portfolio Manager and Deputy Managing Director of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other
Business Address            Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------
**Elizabeth A. Desmond      Senior Portfolio Manager/Regional Research Director and Director of Delaware International
                            Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**John Kirk                 Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Nigel G. May              Senior Portfolio Manager/Regional Research Director and Director of Delaware International
                            Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Christopher A. Moth       Senior Portfolio Manager/Director of Investment Strategy and Director of Delaware
                            International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Hamish O. Parker          Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Robert Akester            Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Fiona A. Barwick          Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Joanna Bates              Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Gavin A. Hall             Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**W. Hywel Morgan           Chief Economist and Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Nigel Bliss               Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Richard J. Ginty          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Darwati Hussain           Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Ormala Krishnan           Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Emma R. E. Lewis          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Russell Mackie            Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Martin Moorman            Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
**Hugh A. Serjeant          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------------------------------------------------------------------------------------
*David K. Downes            Director of Delaware International Advisers Ltd.  President of Delaware Management Company (a
                            series of Delaware Management Business Trust).  Chairman/President/Chief Executive Officer
                            and Director/Trustee of Delaware Services Company, Inc. and Retirement Financial Services,
                            Inc.  Chairman/Chief Executive Officer and Director/Trustee of Delaware Management Trust
                            Company.  President/Chief Executive Officer/Chief Financial Officer of each fund in the
                            Delaware Investments family.  President/Chief Executive Officer and Director/Trustee of
                            Delaware Capital Management, Inc.  President/Chief Operating Officer/Chief Financial Officer
                            and Director/Trustee of Delaware International Holdings Ltd.  President/Chief Operating
                            Officer and Director/Trustee of Delaware General Management, Inc.  President and Director of
                            Delaware Management Company, Inc.  Executive Vice President/Chief Operating Officer/Chief
                            Financial Officer and Director/Trustee of DMH Corp., Delaware Distributors, Inc., Delaware
                            Management Business Trust, Lincoln National Investment Companies, Inc. and Founders Holdings,
                            Inc.  Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware
                            Investment Advisers, Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware
                            Distributors, L.P. and Founders CBO Corporation.  Executive Vice President/Chief Operating
                            Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other
Business Address            Positions and Offices Held
--------------------------------------------------------------------------------------------------------------------------
*John C.E. Campbell         Director of Delaware International Advisers Ltd. Executive Vice President/Global Marketing &
                            Client Services of Delaware Management Company, Delaware Investment Advisers, Delaware
                            Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                            Management Business Trust).
--------------------------------------------------------------------------------------------------------------------------
*George E. Deming           Director of Delaware International Advisers Ltd.  Senior Vice President/Senior Portfolio
                            Manager of Delaware Management Company, Delaware Investment Advisers (each a series of
                            Delaware Management Business Trust) and each fund in the Delaware Investments family.
--------------------------------------------------------------------------------------------------------------------------
*Richard J. Flannery        Director of Delaware International Advisers Ltd. and HYPPCO Finance Company Ltd.  Executive
                            Vice President/General Counsel/Chief Administrative Officer of Delaware Management Company,
                            Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                            Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust),
                            Delaware Management Holdings, Inc., Lincoln National Investment Companies, Inc., Founders CBO
                            Corporation and each fund in the Delaware Investments family.  President/Chief Executive
                            Officer and Director of Delaware Distributors, Inc.  President/Chief Executive Officer of
                            Delaware Distributors, L.P.  Executive Vice President/General Counsel/Chief Administrative
                            Officer and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware
                            Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services,
                            Inc., Delaware Management Trust Company, Delaware General Management, Inc., Delaware
                            Management Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.
                            Executive Vice President/General Counsel and Director of Delaware International Holdings Ltd.
                            and Founders Holdings, Inc.  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown
                            Rd., Elverson, PA; Director and Member of Executive Committee; Membership Officer of
                            Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
--------------------------------------------------------------------------------------------------------------------------

    * Business address of each is One Commerce Square, Philadelphia, PA 19103. ** Business address of each is Third Floor, 80 Cheapside, London, England
      EC2V 6EE.

Item 27. Principal Underwriters.
         ----------------------

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b)(1) Information with respect to each officer or partner of principal underwriter:

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*         Positions and Offices with Underwriter      Positions and Offices with Registrant
------------------------------------         --------------------------------------      -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                  General Partner                             None
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers                 Limited Partner                             None
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management, Inc.            Limited Partner                             None
-----------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                          President/Chief Executive Officer           Executive Vice President/General
                                                                                         Counsel/Chief Administrative Officer
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes                              Executive Vice President/Chief Operating    President/Chief Executive Officer/Chief
                                             Officer/Chief Financial Officer             Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                            Senior Vice President/Retirement Operations None
-----------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                          Senior Vice President/Operations            None
-----------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                            Senior Vice President/Investment Accounting Senior Vice President/Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                             Senior Vice President/Compliance Director   Senior Vice President/Compliance Director
-----------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                           Senior Vice President/Treasurer/ Corporate  Senior Vice President/Corporate
                                             Controller                                  Controller
-----------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                          Senior Vice President/Human Resources       Senior Vice President/Human Resources
-----------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                             Senior Vice President/Retail Investor       None
                                             Services
-----------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                          Senior Vice President/General               Senior Vice President/Deputy General
                                             Counsel/Secretary                           Counsel/ Secretary
-----------------------------------------------------------------------------------------------------------------------------------
James L. Shields                             Senior Vice President/Chief Information     None
                                             Officer
-----------------------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                             Vice President/Broker Dealer Operations &   None
                                             Service Support
-----------------------------------------------------------------------------------------------------------------------------------
David F. Connor                              Vice President/Deputy General               Vice President/Deputy General
                                             Counsel/Assistant Secretary                 Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                             Vice President/Taxation                     Vice President/Taxation
-----------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                           Vice President/Retirement Services          None
-----------------------------------------------------------------------------------------------------------------------------------
Dinah J. Huntoon                             Vice President/Product Manager, Equities    None
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Kellogg                           Vice President/Product Manager,             None
                                             Fixed-Income & International
-----------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                 Vice President/Assistant Controller         None
-----------------------------------------------------------------------------------------------------------------------------------
Nancy Nawn                                   Vice President/Senior Wrap Product Manager  None
-----------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                            Vice President/Associate General            Vice President/Associate General
                                             Counsel/Assistant Secretary                 Counsel/Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Robinder Pal                                 Vice President/Retail e-Business            None
-----------------------------------------------------------------------------------------------------------------------------------
Richard  Salus                               Vice President/Assistant Controller         None
-----------------------------------------------------------------------------------------------------------------------------------
Gordon E. Searles                            Vice President/Client Services              None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*         Positions and Offices with Underwriter      Positions and Offices with Registrant
------------------------------------         --------------------------------------      -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative None
                                              Services
-----------------------------------------------------------------------------------------------------------------------------------
James R. Van Deventer                        Vice President/Defined Contribution Sales-  None
                                             South
-----------------------------------------------------------------------------------------------------------------------------------
Julia R. Vander Els                          Vice President/Retirement Plan              None
                                             Communications
-----------------------------------------------------------------------------------------------------------------------------------

* Business address of each is One Commerce Square, Philadelphia, PA 19103.

         (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments family.

         (b)(2) Information with respect to each officer or partner of LFD:

-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*         Positions and Offices with LFD              Positions and Offices with Registrant
------------------------------------         ------------------------------              -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Westley V. Thompson**                        Chief Executive Officer                     None
-----------------------------------------------------------------------------------------------------------------------------------
Stephen W. Long**                            Independent Planners & Insurance Head       None
                                             (interim)
-----------------------------------------------------------------------------------------------------------------------------------
Stanley E. Brallier*                         Corporate Specialty Markets Head            None
-----------------------------------------------------------------------------------------------------------------------------------
Phillip Holstein**                           Bank Channel Head                           None
-----------------------------------------------------------------------------------------------------------------------------------
David M. Kittredge**                         Vice President/Center For Excellence        None
-----------------------------------------------------------------------------------------------------------------------------------
William Lamoin**                             Chief Information Officer                   None
-----------------------------------------------------------------------------------------------------------------------------------
Karen R. Matheson**                          Chief Financial Officer                     None
-----------------------------------------------------------------------------------------------------------------------------------
Therese M. Obringer**                        Chief Compliance Officer                    None
-----------------------------------------------------------------------------------------------------------------------------------
Gregory W. Zabel*                            MGA Channel Head                            None
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 * 350 Church Street, Hartford, CT 06103-1106.
** 2001 Market Street, 4th Floor, Philadelphia, PA 19103.
-------------------------------------------------------------------------------

Item 28. Location of Accounts and Records.
         --------------------------------

         All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094, in London at Third Floor, 80 Cheapside, London, England EC2V 6EE, in New York at 630 Fifth Avenue, New York, NY 10111, or in Fort Wayne at 200 East Berry Street, Fort Wayne, IN 46802 or 1300 S. Clinton Street, Fort Wayne, IN 46802.

Item 29. Management Services.  None.
         -------------------

Item 30. Undertakings.  None.
         ------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 6th day of February, 2002.

                                           DELAWARE GROUP PREMIUM FUND

                                           By:  /s/Charles E. Haldeman, Jr.
                                                ---------------------------
                                                Charles E. Haldeman, Jr.
                                                Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              Signature                                   Title                                       Date
-------------------------------         ----------------------------------------             ----------------------
/s/ David K. Downes                     President/Chief Executive Officer/Chief              February 6, 2002
-------------------------------         Financial Officer (Principal Executive Officer,
David K. Downes                         Principal Financial Officer and Principal
                                        Accounting Officer) and Trustee

/s/ Charles E. Haldeman, Jr.                      Chairman and Trustee                        February 6, 2002
-------------------------------
Charles E. Haldeman, Jr.

/s/ Walter P. Babich*                                   Trustee                               February 6, 2002
-------------------------------
Walter P. Babich

/s/ John H. Durham*                                     Trustee                               February 6, 2002
-------------------------------
John H. Durham

/s/ John A. Fry*                                        Trustee                               February 6, 2002
-------------------------------
John A. Fry

/s/ Anthony D. Knerr*                                   Trustee                               February 6, 2002
-------------------------------
Anthony D. Knerr

/s/ Ann R. Leven*                                       Trustee                               February 6, 2002
-------------------------------
Ann R. Leven

/s/ Thomas F. Madison*                                  Trustee                               February 6, 2002
-------------------------------
Thomas F. Madison

/s/ Janet L. Yeomans*                                   Trustee                               February 6, 2002
-------------------------------
Janet L. Yeomans

                                         *By /s/ Charles E. Haldeman, Jr.
                                             ----------------------------
                                               Charles E. Haldeman, Jr.
                                                  Attorney-in-Fact

                           DELAWARE GROUP PREMIUM FUND
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.                          DESCRIPTION

EX-99.D1 Executed Investment Management Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant

EX-99.E1 Executed Distribution Agreement (April 19, 2001) between Delaware Distributors, L.P. and the Registrant on behalf of each Series

EX-99.E2 Executed Financial Intermediary Distribution Agreement (January 1, 2001) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant

EX-99.E2i       Executed Appendix A (December 20, 2001) to Financial
                Intermediary Distribution Agreement

EX-99.G8 Letter (January 17, 2002) adding the Trend Series to the Custodian Agreement between The Chase Manhattan Bank and the Registrant

EX-99.H1 Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant

EX-99.H2i       Executed Amendment No. 24 (June 26, 2001) to the Delaware Group
                of Funds Fund Accounting Agreement